Exhibit 10.1

AMETEK, INC.

NOTE PURCHASE AGREEMENT

DATED AS OF DECEMBER 13, 2018

€75,000,000 SERIES T SENIOR NOTES DUE DECEMBER 13, 2027

$50,000,000 SERIES U SENIOR NOTES DUE DECEMBER 13, 2028

$150,000,000 SERIES V SENIOR NOTES DUE DECEMBER 13, 2027

$275,000,000 SERIES W SENIOR NOTES DUE DECEMBER 13, 2025

$100,000,000 SERIES X SENIOR NOTES DUE DECEMBER 13, 2027

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

iii

Schedules and Exhibits

Schedule A	—	Information as to Purchasers

Schedule B	—	Defined Terms

Schedule 4.9		Changes in Corporate Structure
Schedule 5.4	—	Subsidiaries of the Company, Ownership of Subsidiary Stock, etc.
Schedule 5.5	—	Financial Statements
Schedule 5.8	—	Litigation
Schedule 5.12	—	Compliance with ERISA
Schedule 5.15	—	Existing Indebtedness
Schedule 5.18	—	Environmental Matters
Schedule 8.6	—	Swap Certificate

Exhibit 1	—	Form of Series T Senior Notes due December 13, 2027
Exhibit 2	—	Form of Series U Senior Notes due December 13, 2028
Exhibit 3	—	Form of Series V Senior Notes due December 13, 2027
Exhibit 4	—	Form of Series W Senior Notes due December 13, 2025
Exhibit 5	—	Form of Series X Senior Notes due December 13, 2027

AMETEK, INC.

1100 Cassatt Road

Berwyn, Pennsylvania 19312-1177

€75,000,000 SERIES T SENIOR NOTES DUE DECEMBER 13, 2027

$50,000,000 SERIES U SENIOR NOTES DUE DECEMBER 13, 2028

$150,000,000 SERIES V SENIOR NOTES DUE DECEMBER 13, 2027

$275,000,000 SERIES W SENIOR NOTES DUE DECEMBER 13, 2025

$100,000,000 SERIES X SENIOR NOTES DUE DECEMBER 13, 2027

As of December 13, 2018

To each of the Purchasers

listed in Schedule A hereto:

Ladies and Gentlemen:

AMETEK, INC., a Delaware corporation (together with its permitted successors and assigns hereunder, the “Company”), agrees with each of the purchasers whose names appear at the end hereof as follows:

1.	THE NOTES.

The Company will authorize the issue and sale of:

(a) €75,000,000 aggregate principal amount of its Series T Senior Notes due December 13, 2027 (including any amendments, restatements or modifications from time to time thereof and all notes delivered in substitution or exchange for any such note pursuant to this Agreement, the “Series T Notes”);

(b) $50,000,000 aggregate principal amount of its Series U Senior Notes due December 13, 2028 (including any amendments, restatements or modifications from time to time thereof and all notes delivered in substitution or exchange for any such note pursuant to this Agreement, the “Series U Notes”);

(c) $150,000,000 aggregate principal amount of its Series V Senior Notes due December 13, 2027 (including any amendments, restatements or modifications from time to time thereof and all notes delivered in substitution or exchange for any such note pursuant to this Agreement, the “Series V Notes”);

(d) $275,000,000 aggregate principal amount of its Series W Senior Notes due December 13, 2025 (including any amendments, restatements or modifications from time to time thereof and all notes delivered in substitution or exchange for any such note pursuant to this Agreement, the “Series W Notes”); and

(e) $100,000,000 aggregate principal amount of its Series X Senior Notes due December 13, 2027 (including any amendments, restatements or modifications from time to time thereof and all notes delivered in substitution or exchange for any such note pursuant to this Agreement, the “Series X Notes”).

The Series T Notes, the Series U Notes, the Series V Notes, the Series W Notes and the Series X Notes are sometimes referred to herein collectively as the “Notes,” and each of the Notes is sometimes referred to herein individually as a “Note.” The Series T Notes, the Series U Notes, the Series V Notes, the Series W Notes and the Series X Notes shall be substantially in the respective forms set out in Exhibits 1, 2, 3, 4 and 5. Certain capitalized and other terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit”, unless otherwise specified, refer to a Schedule or an Exhibit attached to this Agreement.

2.	SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closings provided for in Section 3, Notes in the principal amount and of the series and at the Closings specified below such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

3.	CLOSINGS.

3.1. First Closing.

The sale and purchase of the Series T Notes (each purchaser of Series T Notes, a “Series T Purchaser”), the Series U Notes (each purchaser of Series U Notes, a “Series U Purchaser”), the Series V Notes (each purchaser of Series V Notes, a “Series V Purchaser”) and the Series W Notes (each purchaser of Series W Notes, a “Series W Purchaser”), together with the Series T Purchasers, the Series U Purchasers, the Series V Purchaser and the Series W Purchasers, collectively, the “First Closing Purchasers”) to be purchased by each of the First Closing Purchasers shall occur at a closing (the “First Closing”) on December 13, 2018 (the date of the First Closing being referred to herein as the “First Closing Date”) at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 10:00 a.m., local time. At the First Closing, the Company will deliver to each First Closing Purchaser the Notes to be purchased by such First Closing Purchaser at the First Closing in the form of a single Note for each series of Notes to be purchased by such First Closing Purchaser (or such greater number of Notes of each applicable series in denominations of at least €1,000,000 or $1,000,000, as applicable, as such First Closing Purchaser may request), dated the First Closing Date and registered in such First Closing Purchaser’s name (or in the name of its nominee), against delivery by such First Closing Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company as set forth in the funding instructions required by Section 4.10.

3.2. Second Closing.

The sale and purchase of the Series X Notes (each purchaser of Series X Notes, a “Series X Purchaser” or a “Second Closing Purchaser”) to be purchased by each of the Second Closing Purchasers shall occur at a closing (the “Second Closing”, and together with the First Closing, being sometimes referred to herein, collectively, as the “Closings” and individually as a

“Closing”) on January 14, 2019 (the date of the Second Closing being referred to herein as the “Second Closing Date”, and together with the First Closing Date, being individually referred to herein as a “Closing Date”) at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 10:00 a.m., local time. At the Second Closing, the Company will deliver to each Second Closing Purchaser the Notes to be purchased by such Second Closing Purchaser at the Second Closing in the form of a single Note for each series of Notes to be purchased by such Second Closing Purchaser (or such greater number of Notes of each applicable series in denominations of at least $1,000,000 as such Second Closing Purchaser may request), dated the Second Closing Date and registered in such Second Closing Purchaser’s name (or in the name of its nominee), against delivery by such Second Closing Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company as set forth in the funding instructions required by Section 4.10.

3.3. Failure of the Company to Deliver; Failure to Satisfy Closing Conditions.

If at either Closing the Company shall fail to tender the applicable Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s reasonable satisfaction in connection with such Closing, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement with respect to such Closing, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.	CONDITIONS TO CLOSINGS.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser on a Closing Date is subject to the fulfillment to such Purchaser’s reasonable satisfaction, prior to or on such Closing Date, of the following conditions:

4.1. Representations and Warranties.

The representations and warranties of the Company in this Agreement shall be correct (a) with respect to the First Closing, on the First Closing Date after giving effect to the transactions contemplated by this Agreement to occur at or before the First Closing, and (b) with respect to the Second Closing, on the Second Closing Date after giving effect to the transactions contemplated by this Agreement to occur at or before the Second Closing.

4.2. Performance; No Default.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing. Before and after giving effect to the issue and sale of the Notes to be issued at such Closing (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

4.3. Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated such Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated such Closing Date, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement and the Notes to be issued on such Closing Date, and (ii) the Company’s organizational documents as then in effect.

4.4. Opinions of Counsel.

Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated such Closing Date (a) from Robert S. Feit, Senior Vice President, General Counsel & Corporate Secretary for the Company, covering such matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser), and (b) from Morgan, Lewis & Bockius LLP, the Purchasers’ special counsel in connection with such transactions, covering such matters incident to such transactions as such Purchaser may reasonably request.

4.5. Purchase Permitted By Applicable Law, etc.

On such Closing Date, such Purchaser’s purchase of the Notes to be issued to such Purchaser on such Closing Date shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

4.6. Sale of Other Notes.

(a) Contemporaneously with such Closing, the Company shall sell to each other Purchaser, and each such other Purchaser shall purchase the Notes to be purchased by it at such Closing as specified in Schedule A.

(b) In the case of the Second Closing, the transactions contemplated herein with respect to the First Closing shall have been consummated in accordance with the terms and provisions hereof.

4.7. Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Company shall have paid on or before the applicable Closing Date the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such Closing Date.

4.8. Private Placement Number.

A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Notes.

4.9. Changes in Corporate Structure.

Except as stated in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity (whether or not the transaction would be permitted by Section 10.4) at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10. Funding Instructions.

At least three Business Days prior to each Closing Date, each applicable Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company setting forth the instructions for the delivery of the purchase price with respect to each series of Notes to be purchased by such Purchaser on such Closing Date, including (a) the name and address of the transferee bank, (b) such transferee bank’s SWIFT # and (c) the account name and number into which the purchase price for the applicable Notes is to be deposited.

4.11. Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be to the reasonable satisfaction of such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to (a) each First Closing Purchaser on the First Closing Date, and (b) each Second Closing Purchaser on the Second Closing Date:

5.1. Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform its obligations hereunder and thereunder.

5.2. Authorization, etc.

This Agreement and the Notes to be issued at such Closing have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note to be issued at such Closing will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3. Disclosure.

This Agreement and the documents, certificates or other writings delivered to the Purchasers or posted in respect of the Company on website www.intralinks.com prior to November 28, 2018 in connection with the transactions contemplated hereby, as of their respective dates, and the financial statements listed in Schedule 5.5, taken as a whole (this Agreement and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. Except as disclosed in the Disclosure Documents or in the financial statements listed in Schedule 5.5, since December 31, 2017 there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect (it being understood for the purposes of this Section 5.3 that any event or condition which shall cause the Company to be unable to satisfy the covenants described in Section 10.1 for any period after December 31, 2017 on a pro forma basis shall be deemed to have a Material Adverse Effect).

5.4. Organization and Ownership of Shares of Subsidiaries.

Schedule 5.4 contains complete and correct lists, as of the date hereof, of the Company’s (i) Subsidiaries, showing, as to each such Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) Affiliates, other than Subsidiaries, and (iii) directors and senior officers.

(a) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries, and all such stock or equity interests of Subsidiaries acquired thereafter, have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien.

(b) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(c) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5. Financial Statements, etc.

The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed in Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

Neither the Company nor any Subsidiary had any Material liabilities of a type required to be disclosed in financial statements (or notes thereto) prepared in accordance with GAAP, including material obligations under Guaranties, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments in respect of derivatives, that are not reflected in the financial statements listed in Schedule 5.5 or otherwise disclosed in the Disclosure Documents.

5.6. Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7. Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required to be obtained by the Company or any Subsidiary in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8. Litigation; Observance of Agreements, Statutes and Orders.

(a) Except as is disclosed in the Company’s Form 10-K for its fiscal year ending December 31, 2017 or any Form 10-Q filed by the Company subsequent thereto (the relevant portions of which are attached as Schedule 5.8), there are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9. Taxes.

The Company and its Subsidiaries have filed all federal and state income tax returns and all other Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate in the good faith judgment of the Company’s management. The federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 2014.

5.10. Title to Property; Leases.

The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases under which the Company or any Subsidiary is a lessee that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11. Licenses, Permits, etc.

Except as to matters that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect,

(a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are individually or in the aggregate Material, without known conflict with the rights of others,

(b) to the knowledge of the Company, no product of the Company or any Subsidiary infringes any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person, and

(c) to the knowledge of the Company, there is no violation by any Person of any right of the Company or any of its Subsidiaries with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12. Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) Except as is disclosed in the Company’s Form 10-K for its fiscal year ending December 31, 2017 or any Form 10-Q filed by the Company subsequent thereto (the relevant portions of which are attached as Schedule 5.12), the present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of December 31, 2017 (which is the date of the Plan’s most recently ended plan year for which such information is available) on the basis of the actuarial assumptions specified for funding purposes in such Plan’s 2017 actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries could not reasonably be expected to have a Material Adverse Effect.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes at each Closing hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser at such Closing.

5.13. Private Offering by the Company.

Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 30 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

5.14. Use of Proceeds; Margin Regulations.

The Company will apply the proceeds of the sale of the Notes to refinance existing Indebtedness of the Company and its Subsidiaries and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, and no part of the proceeds of such Indebtedness was used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15. Existing Indebtedness; Future Liens, etc.

Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of September 30, 2018 (and including each guarantor thereof), since which date there has been no Material change in the amounts (other than such potential changes with respect to the revolver balance under the Bank Credit Agreement, which balance in any event shall not exceed the commitment thereunder as described on Schedule 5.15), interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default in, and no waiver of default is currently in effect in respect of, the payment of any principal or interest on any Indebtedness and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with the giving of notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

Neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.2.

5.16. Foreign Assets Control Regulations, etc.

(a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b) Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

(i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

5.17. Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

5.18. Environmental Matters.

Except as is disclosed in the Company’s Form 10-K for its fiscal year ending December 31, 2015 or any Form 10-Q filed by the Company subsequent thereto (the relevant portions of which are attached as Schedule 5.18), neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any Subsidiary or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to each Purchaser in writing, and except as to matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect,

(a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use,

(b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, and

(c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws.

5.19. Ranking.

All liabilities of the Company under the Notes will rank in right of payment either pari passu with or senior to all other unsecured, unsubordinated Indebtedness of the Company.

6.	REPRESENTATIONS OF THE PURCHASERS.

6.1. Purchase for Investment.

(a) Each Purchaser severally represents on the date hereof and on the Closing Date applicable to such Purchaser that it is purchasing the Notes to be purchased by it for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

(b) Each Purchaser severally represents on the date hereof and on the Closing Date applicable to such Purchaser that it has had the opportunity to ask questions of the officers and directors of the Company and to obtain (and that it has received to its satisfaction) such information about the business and financial condition of the Company as it has reasonably requested.

(c) Each Purchaser severally represents on the date hereof and on the Closing Date applicable to such Purchaser that it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) (to the extent all of the equity owners of such Purchaser are “accredited investors” of the type described in clauses (1), (2), (3) or (7) of Rule 501(a)) under the Securities Act.

6.2. Source of Funds.

Each Purchaser severally represents on the date hereof and on the Closing Date applicable to such Purchaser that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by it hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.	INFORMATION AS TO COMPANY.

The Company covenants that so long as any of the Notes are outstanding or any Purchaser has an obligation to purchase Notes hereunder:

7.1. Financial and Business Information.

The Company shall deliver to each holder of Notes that is an Institutional Investor (and, during the period from and after the First Closing Date through the Second Closing Date, to each Purchaser of Notes to be issued and sold at the Second Closing):

(a) Quarterly Statements — within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the consolidated financial position of the Company and its Subsidiaries and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at: http//www.AMETEK.com) and shall have given each Purchaser and each holder of Notes notice of such availability on EDGAR and on its home page in connection with each delivery prior to such deadline (such availability and notice thereof being referred to as “Electronic Delivery”);

(b) Annual Statements — within 105 days or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

(A) an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

(B) a certificate of such accountants stating whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default (insofar as they relate to accounting and financial matters in Section 10), and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default (insofar as they relate to accounting and financial matters in Section 10) unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, together with the accountants’ certificate described in clause (B) above (the “Accountants’ Certificate”), shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof, in which event the Company shall separately deliver, concurrently with such Electronic Delivery, the Accountants’ Certificate;

(c) SEC and Other Reports — promptly upon their becoming publicly available, one copy of (i) each financial statement, report, notice or proxy statement sent by or to the Company or any Subsidiary to or by its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material, provided, that, the Company shall be deemed to have made such delivery of the documents referred to in clause (ii) if it shall have timely made Electronic Delivery thereof.

(d) Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware (i) of the existence of any Default or Event of Default, (ii) that any Person has given any notice with respect to a claimed default hereunder or (iii) that any Person has given any notice with respect to a claimed default of the type referred to in Section 11(g), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within ten days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Governmental Filings — promptly, and in any event within thirty days after a Responsible Officer becoming aware of the institution of any proceeding or filing against the Company or any Subsidiary with respect to, or the receipt of notice by the Company or any Subsidiary of potential liability or responsibility for violation or alleged violation of any federal, state or local law, rule or regulation, the violation of which could reasonably be expected to have a Material Adverse Effect, a written notice setting forth the nature thereof and the action, if any, that the Company proposes to take with respect thereto; and

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any Subsidiary or relating to the ability of the Company to perform its obligations hereunder and under the Notes, in each case as from time to time may be reasonably requested by any such Purchaser or holder of Notes.

7.2. Officer’s Certificate.

Each set of financial statements delivered to a Purchaser (prior to the Second Closing Date) or a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each Purchaser (prior to the Second Closing Date) and holder of Notes):

(a) Covenant Compliance — the information (including reasonably detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1 to 10.3, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence) and the Applicable Rate for each Note applicable to the quarterly or annual period covered by the financial statements then being furnished (or a statement to the effect that the Applicable Rate is the original stated coupon rate for such Notes, as the case may be); and

(b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company or any Subsidiary shall have taken or proposes to take with respect thereto.

7.3. Inspection.

The Company shall permit the representatives of each Purchaser (prior to the Second Closing Date) and each holder of Notes that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be reasonably requested.

8.	PREPAYMENT OF THE NOTES.

Interest on the Notes shall be payable at the rates and at the times set forth in the Notes. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the stated maturity date thereof. In addition, the Company may make optional prepayments in respect of the Notes and under certain circumstances may be required to offer to prepay the Notes, all as hereinafter provided.

8.1. Optional Prepayments.

The Company may, at its option, upon notice as provided in Section 8.2 and allocated as provided in Section 8.3, prepay at any time all, or from time to time any part of, the Notes of any series (in a minimum principal amount of €5,000,000 or $5,000,000, as applicable, and otherwise in multiples of €1,000,000 or $1,000,000, as applicable) at 100% of the principal amount of such series of Notes to be so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount (if any), plus any Swap Reimbursement Amount or minus any Net Gain applicable to each Note to be prepaid, determined for the prepayment date with respect to such principal amount.

8.2. Notice of Prepayment; Make-Whole Computation.

The Company will call Notes for prepayment pursuant to Section 8.1 by giving written notice thereof to each holder of a Note to be so prepaid, which notice shall be given not less than 30 nor more than 60 days prior to the date fixed for such prepayment (which shall be a Business Day) and shall specify the amount so to be prepaid and the date fixed for such prepayment. Each such notice of prepayment shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount (if any) due in connection with such prepayment for each Note held by such holder (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Notice of prepayment having been so given, the aggregate principal amount of the Notes as specified in such notice, together with interest accrued thereon to the date of such prepayment, plus an amount equal to the Make-Whole Amount (if any), plus any Swap Reimbursement Amount or minus any applicable Net Gain for each such Note shall become due and payable on the specified prepayment date.

Two Business Days prior to the date fixed for any prepayment pursuant to Section 8.1, the Company will furnish to each holder of Notes a certificate signed by a Senior Financial Officer setting forth in reasonable detail the manner of calculation of the Make-Whole Amount as of the specified prepayment date for each Note held by such holder.

8.3. Allocation of Partial Prepayments.

In the case of each partial prepayment of the Notes pursuant to Section 8.1, the principal amount of the series of Notes to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4. Maturity; Surrender; etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, plus any Swap Reimbursement Amount or minus any Net Gain applicable to such Note. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, plus any Swap Reimbursement Amount or minus any Net Gain applicable to such Note as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5. Purchase of Notes.

The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6. Make-Whole Amount.

(a) Make-Whole Amount for the Non-Swapped Notes. The term “Make-Whole Amount” means with respect to any Non-Swapped Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Non-Swapped Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount with respect to any Non-Swapped Note, the following terms have the following meanings:

“Called Principal” means, with respect to such Non-Swapped Note, the principal of such Non-Swapped Note that is to be prepaid pursuant to Section 8.1 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of such Non-Swapped Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Non-Swapped Note is payable) equal to the Reinvestment Yield for such Non-Swapped Note with respect to such Called Principal.

“Non-Swapped Euro Note” means any Note denominated in Euros other than any such Note that is a Swapped Note.

“Non-Swapped Note” means any Note other than the Swapped Notes.

“Reinvestment Yield” means,

(i) with respect to the Called Principal of a US Dollar Note, 0.50% over the yield to maturity implied by

(A) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on the Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or

(B) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in U.S. Federal Reserve Statistical Release H.15 (or any comparable successor publication) for applicable U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date;

such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (x) the applicable U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life of such Called Principal and (y) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life; and

(ii) with respect to the Called Principal of a Non-Swapped Euro Note, 0.50% over the yield to maturity implied by

(A) the mid-point between the bid-side and ask-side yields shown on the display designated as “Page PXGE” (or such other display as may replace Page PXGE) on Bloomberg Financial Markets as of 10:00 a.m. New York time on the second Business Day preceding the Settlement Date with respect to such Called Principal for Bundesobligationen having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or

(B) if such yields are not reported as of such time or the yields reports as of such time are not ascertainable, the average of the rates for actively traded Bundesobligationen having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date as determined by two financial institutions that make regular markets in Bundesobligationen and financial products based upon Bundesobligationen, as shall be agreed between the Company and the holders of at least 51% of the aggregate principal amount of the Non-Swapped Euro Notes, exclusive of any such Non-Swapped Euro Notes then owned by the Company or any of its Affiliates (the “Majority Holders of Non-Swapped Euro Notes”) or, following the occurrence and continuance of an Event of Default, as reasonably determined by the Majority Holders of Non-Swapped Euro Notes;

such implied yield will be determined, if necessary, by (1) converting quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (x) the actively traded Bundesobligationen with the maturity closest to and greater than such Remaining Average Life and (y) the actively traded Bundesobligationen with the maturity closest to and less than such Remaining Average Life.

(iii) The Reinvestment Yield for any Non-Swapped Note shall be rounded to the number of decimal places as appears in the interest rate of such Non-Swapped Note.

“Remaining Average Life” means, with respect to the Called Principal of such Non-Swapped Note, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (A) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (B) the number of years (computed on the basis of a 360 day year comprised of twelve 30 day months and calculated to two decimal places) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of such Non-Swapped Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which an interest payment is due to be made under the terms of such Non-Swapped Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.1 or Section 12.1.

“Settlement Date” means, with respect to such Called Principal of such Non-Swapped Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.1 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Swapped Note” has the meaning set forth in Section 8.6(b).

“US Dollar Note” means any Series U Note, Series V Note, Series W Note or Series X Note, each being denominated in Dollars.

(b) Make-Whole Amount for the Swapped Notes. The term “Make-Whole Amount” means, with respect to any Swapped Note, an amount equal to the excess, if any, of the Swapped Note Discounted Value with respect to the Swapped Note Called Notional Amount related to such Swapped Note over such Swapped Note Called Notional Amount, provided the Make-Whole Amount may in no event be less than zero. All payments of Make-Whole Amount in respect of any Swapped Note shall be made in Dollars. For the purposes of determining the Make-Whole Amount with respect to any Swapped Note, the following terms have the following meanings:

“New Swap Agreement” means any cross-currency swap agreement pursuant to which the holder of a Swapped Note is to receive payment in Dollars and which is entered into in full or partial replacement of an Original Swap Agreement as a result of such Original Swap Agreement having terminated for any reason other than a non-scheduled prepayment or a repayment of such Swapped Note prior to its scheduled maturity. The terms of a New Swap Agreement with respect to any Swapped Note do not have to be identical to those of the Original Swap Agreement with respect to such Swapped Note.

“Original Swap Agreement” means, with respect to any Swapped Note, (i) a cross-currency swap agreement and annexes and schedules thereto (an “Initial Swap Agreement”) that is entered into on an arm’s length basis by the original purchaser of such Swapped Note (or any affiliate thereof) in connection with the execution of this Agreement and the purchase of such Swapped Note and relates to the scheduled payments by the Company of interest and principal on such Swapped Note, under which the holder of such Swapped Note is to receive payments from the counterparty thereunder in Dollars and which is more particularly described in the Swap Certificate delivered by each holder of Notes on or prior to the applicable Closing Date, (ii) any Initial Swap Agreement that has been assumed (without any waiver, amendment, deletion or replacement of any material economic term or provision thereof) by a holder of a Swapped Note in connection with a transfer of such Swapped Note and (iii) any Replacement Swap Agreement; and a “Replacement Swap Agreement” means, with respect to any Swapped Note, a cross-currency swap agreement and annexes and schedules thereto with payment terms and provisions (other than a reduction in notional amount, if applicable) identical to those of the Initial Swap Agreement with respect to such Swapped Note that is entered into on an arm’s length basis by the holder of such Swapped Note in full or partial replacement (by amendment, modification or otherwise) of such Initial Swap Agreement (or any subsequent Replacement Swap Agreement) in a notional amount not exceeding the outstanding principal amount of such Swapped Note following a non-scheduled prepayment or a repayment of such Swapped Note prior to its scheduled maturity. Any holder of a Swapped Note that enters into, assumes or terminates an Initial Swap Agreement or Replacement Swap Agreement shall within a reasonable period of time thereafter deliver to the Company a Swap Certificate describing such Initial Swap Agreement or Replacement Swap Agreement.

“Swap Agreement” means, with respect to any Swapped Note, an Original Swap Agreement or a New Swap Agreement, as the case may be.

“Swap Certificate” means a certificate substantially in the form of Schedule 8.6 hereto.

“Swapped Note” means any Note that as of the applicable Closing Date is subject to a Swap Agreement. A “Swapped Note” shall no longer be deemed as “Swapped Note” at such time as the related Swap Agreement ceases to be in force in respect thereof.

“Swapped Note Called Notional Amount” means, with respect to any Swapped Note Called Principal of any Swapped Note, the payment in Dollars due to the holder of such Swapped Note under the terms of the Swap Agreement to which such holder is a party, attributable to and in exchange for such Swapped Note Called Principal and assuming that such Swapped Note Called Principal is paid on its scheduled maturity date, provided that if such Swap Agreement is not an Initial Swap Agreement, then the “Swapped Note Called Notional Amount” in respect of such Swapped Note shall not exceed the amount in Dollars which would have been due to the holder of such Swapped Note under the terms of the Initial Swap Agreement to which such holder was a party (or if such holder was never party to an Initial Swap Agreement, then the last Initial Swap Agreement to which the most recent predecessor in interest to such holder as a holder of such Swapped Note was a party), attributable to and in exchange for such Swapped Note Called Principal and assuming that such Swapped Note Called Principal is paid on its scheduled maturity date.

“Swapped Note Called Principal” means, with respect to any Swapped Note, the principal of such Swapped Note that is to be prepaid pursuant to Section 8.1 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Swapped Note Discounted Value” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note that is to be prepaid pursuant to Section 8.1 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires, the amount obtained by discounting all Swapped Note Remaining Scheduled Swap Payments corresponding to the Swapped Note Called Notional Amount of such Swapped Note from their respective scheduled due dates to the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Swapped Note is payable) equal to the Swapped Note Reinvestment Yield with respect to such Swapped Note Called Notional Amount.

“Swapped Note Reinvestment Yield” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note, 0.50% over the yield to maturity implied by

(i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on the Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date, or

(ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported for the latest day for which such yields have been so reported as of the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, in

U.S. Federal Reserve Statistical Release H.15 (or any comparable successor publication) for applicable U.S. Treasury securities having a constant maturity equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date;

such implied yield will be determined, if necessary, by (A) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (B) interpolating linearly between (x) the applicable U.S. Treasury security with the maturity closest to and greater than the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount and (y) the applicable U.S. Treasury security with the maturity closest to and less than such Swapped Note Remaining Average Life.

(iii) The Swapped Note Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Swapped Note.

“Swapped Note Remaining Average Life” means, with respect to any Swapped Note Called Notional Amount, the number of years obtained by dividing (i) such Swapped Note Called Notional Amount into (ii) the sum of the products obtained by multiplying (A) the principal component of each Swapped Note Remaining Scheduled Swap Payments with respect to such Swapped Note Called Notional Amount by (B) the number of years (computed on the basis of a 360 day year comprised of twelve 30 day months and calculated to two decimal places) that will elapse between the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount and the scheduled due date of such Swapped Note Remaining Scheduled Payments.

“Swapped Note Remaining Scheduled Swap Payments” means, with respect to the Swapped Note Called Notional Amount relating to any Swapped Note, the payments due to the holder of such Swapped Note in Dollars under the terms of the Swap Agreement to which such holder is a party which correspond to all payments of the Swapped Note Called Principal of such Swapped Note corresponding to such Swapped Note Called Notional Amount and interest on such Swapped Note Called Principal (other than that portion of the payment due under such Swap Agreement corresponding to the interest accrued on the Swapped Note Called Principal to the Swapped Note Settlement Date) that would be due after the Swapped Note Settlement Date in respect of such Swapped Note Called Notional Amount assuming that no payment of such Swapped Note Called Principal is made prior to its originally scheduled payment date, provided that if such Swapped Note Settlement Date is not a date on which an interest payment is due to be made under the term of such Swapped Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Swapped Note Settlement Date and required to be paid on such Swapped Note Settlement Date pursuant to Section 8.1 or Section 12.1.

“Swapped Note Settlement Date” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note Called Principal of any Swapped Note, the date on which such Swapped Note Called Principal is to be prepaid pursuant to Section 8.1 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

(c) Swap Breakage. If any Swapped Note is prepaid pursuant to Sections 8.1, 8.7 or 8.8 or has become or is declared to be immediately due and payable pursuant to Section 12.1, then:

(i) any resulting Net Loss in connection therewith shall be reimbursed to the holder of such Swapped Note by the Company in Dollars upon any such prepayment or repayment of such Swapped Note (such amount payable under this clause (i) herein referred to as the “Swap Reimbursement Amount”); and

(ii) any resulting Net Gain in connection therewith shall be deducted (A) from the Make-Whole Amount, if any, or any principal or interest to be paid to the holder of such Swapped Note by the Company upon any such prepayment of such Swapped Note pursuant to Sections 8.1, 8.7 or 8.8 or (B) from the Make-Whole Amount, if any, to be paid to the holder of such Swapped Note by the Company upon any such repayment of such Swapped Note pursuant to Section 12.1, provided that, in either case, the Make-Whole Amount in respect of such Swapped Note may not in any event be less than zero.

Each holder of a Swapped Note shall be responsible for calculating its own Net Loss or Net Gain, as the case may be, and Swap Breakage Amount in Dollars upon the prepayment or repayment of all or any portion of such Swapped Note, and such calculations as reported to the Company in reasonable detail shall be binding on the Company absent demonstrable error.

As used in this Section 8.6(c) with respect to any Swapped Note that is prepaid or accelerated: “Net Loss” means the amount, if any, by which the total of the Swapped Note Called Notional Amount and the Swapped Note Accrued Interest Amount exceeds the sum of (x) the total of the Swapped Note Called Principal and the Swapped Note Called Interest plus (or minus in the case of an amount paid) (y) the Swap Breakage Amount received (or paid) by the holder of such Swapped Note; and “Net Gain” means the amount, if any, by which the total of the Swapped Note Called Notional Amount and the Swapped Note Accrued Interest Amount is exceeded by the sum of (x) the total of the Swapped Note Called Principal and the Swapped Note Called Interest plus (or minus in the case of an amount paid) (y) the Swap Breakage Amount received (or paid) by such holder. For purposes of any determination of any “Net Loss” or “Net Gain,” the Swapped Note Called Principal and the Swapped Note Called Interest shall be determined by the holder of the affected Swapped Note by converting Euros into Dollars at the current Dollar exchange rate for such currency, as determined as of 10:00 A.M. (New York City time) on the day such Swapped Note is prepaid or accelerated as indicated on the applicable screen of Bloomberg Financial Markets and any such calculation shall be reported to the Company in reasonable detail and shall be binding on the Company absent demonstrable error.

As used in this Section 8.6(c):

“Swap Breakage Amount” means, with respect to the Swap Agreement associated with any Swapped Note, in determining the Net Loss or Net Gain, the amount that would be received (in which case the Swap Breakage Amount shall be positive) or paid (in which case the Swap Breakage Amount shall be negative) by the holder of such Swapped Note as if such Swap Agreement had terminated due to the occurrence of an event of default or early termination under the International Swap and Derivatives Association’s (“ISDA”) 1992 Multi-Currency Cross Border Master Agreement or the ISDA 2002 Master Agreement, as applicable (the “ISDA Master Agreement”); provided, however, that if such holder (or its predecessor in interest with respect to such Swapped Note) was, but is not at the time, a party to an Original Swap Agreement but is a party to a New Swap Agreement, then the Swap Breakage Amount shall mean the lesser of (x) the gain or loss (if any) which would have been received or incurred (by payment, through off-set or netting or otherwise) by the holder of such Swapped Note under the terms of the Original Swap Agreement (if any) in respect of such Swapped Note to which such holder (or any affiliate thereof) was a party (or if such holder was never a party to an Original Swap Agreement, then the last Original Swap Agreement to which the most recent predecessor in interest to such holder as a holder of a Swapped Note was a party) and which would have arisen as a result of the payment of the Swapped Note Called Principal on the Swapped Note Settlement Date and (y) the gain or loss (if any) actually received or incurred by the holder of such Swapped Note, in connection with the payment of such Swapped Note Called Principal on the Swapped Note Settlement Date, under the terms of the New Swap Agreement to which such holder (or any affiliate thereof) is a party. The holder of such Swapped Note will make all calculations related to the Swap Breakage Amount in good faith and in accordance with its customary practices for calculating such amounts under the ISDA Master Agreement pursuant to which such Swap Agreement shall have been entered into and assuming for the purpose of such calculation that there are no other transactions entered into pursuant to such ISDA Master Agreement (other than such Swap Agreement).

“Swapped Note Accrued Interest Amount” means, with respect to any Swapped Note, the payment in Dollars due to the holder of such Swapped Note under the terms of the Swap Agreement to which such holder is a party, attributable to and in exchange for the amount of interest accrued on the Swapped Note Called Principal with respect to such Swapped Note to the Swapped Note Settlement Date and assuming that such interest is paid on its scheduled interest payment date.

“Swapped Note Called Interest” means, with respect to any Swapped Note, the accrued and unpaid interest on such Swapped Note that is to be prepaid pursuant to Section 8.1, 8.7 or 8.8, or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

The Swap Breakage Amount shall be payable in Dollars.

8.7. Prepayment in Connection with a Change of Control.

Promptly and in any event within five Business Days after the occurrence of a Change of Control, the Company will give written notice thereof (a “Change of Control Notice”) to the holders of all outstanding Notes, which Change of Control Notice shall (a) refer specifically to this Section 8.7, (b) describe the Change of Control in reasonable detail and specify the Change of Control Prepayment Date and the Response Date (as respectively defined below) in respect thereof and (c) offer to prepay all outstanding Notes at the price specified below on the date therein specified (the “Change of Control Prepayment Date”), which shall be a Business Day not less than 30 days and not more than 90 days after the date of such Change of Control Notice. Each holder of a Note will notify the Company of such holder’s acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company on or before the date for such notice specified in such Change of Control Notice (the “Response Date”), which specified date shall be a Business Day not less than 30 days nor more than 60 days after the date of such Change of Control Notice. The Company shall prepay on the Change of Control Prepayment Date all of the outstanding Notes held by the holders as to which such offer has been so accepted (it being understood that failure of any holder to accept such offer on or before the Response Date shall be deemed to constitute rejection by such holder), at the principal amount of each such Note, together with interest accrued thereon to the Change of Control Prepayment Date, plus any Swap Reimbursement Amount or minus any Net Gain applicable to each Note to be prepaid, but without premium. If any holder shall reject such offer on or before the Response Date, such holder shall be deemed to have waived its rights under this Section 8.7 to require prepayment of all Notes held by such holder in respect of such Change of Control but not in respect of any subsequent Change of Control.

For purposes of this Section 8.7, any holder of more than one Note may act separately with respect to each Note so held (with the effect that a holder of more than one Note may accept such offer with respect to one or more Notes so held and reject such offer with respect to one or more other Notes so held).

A “Change of Control” shall be deemed to have occurred if at any time after the date of this Agreement any Person or “group” (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) shall acquire ownership, directly or indirectly, beneficially or of record, of more than 50% of the outstanding shares of the Voting Stock or economic interests of the Company.

8.8. Prepayment in Connection with the Disposition of Certain Assets.

(a) Notice and Offer. In the event net proceeds of a Disposition are to be used to make an offer (a “Transfer Prepayment Offer”) to prepay Notes pursuant to Section 10.3 of this Agreement (a “Debt Prepayment Transfer”), the Company will give written notice of such Debt Prepayment Transfer to each holder of Notes. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder’s Ratable Portion of the net proceeds in respect of such Debt Prepayment Transfer on a date specified in such notice (the “Transfer Prepayment Date”) that is not less than thirty (30) days and not more than sixty (60) days after the date of such notice, together with interest on the amount to be so prepaid accrued to the Transfer Prepayment Date. If the Transfer Prepayment Date shall not be specified in such notice, the Transfer Prepayment Date shall be the thirtieth (30th) day after the date of such notice.

(b) Acceptance and Payment. To accept such Transfer Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than twenty (20) days after the date of such written notice from the Company, provided, that failure to accept such offer in writing within twenty (20) days after the date of such written notice shall be deemed to constitute a rejection of the Transfer Prepayment Offer. If so accepted by any holder of a Note, such offered prepayment (equal to not less than such holder’s Ratable Portion of the net proceeds in respect of such Debt Prepayment Transfer) shall be due and payable on the Transfer Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes being so prepaid, together with interest on such principal amount then being prepaid accrued to the Transfer Prepayment Date determined as of the date of such prepayment, plus any Swap Reimbursement Amount or minus any Net Gain applicable to each Note to be prepaid.

(c) Other Terms. Each offer to prepay the Notes pursuant to this Section 8.8 shall specify (i) the Transfer Prepayment Date, (ii) the net proceeds in respect of the applicable Debt Prepayment Transfer, (iii) that such offer is being made pursuant to Section 8.8 and Section 10.3 of this Agreement, (iv) the principal amount of each Note offered to be prepaid, (v) the interest that would be due on each Note offered to be prepaid, accrued to the Transfer Prepayment Date and (vi) in reasonable detail, the nature of the Disposition giving rise to such Debt Prepayment Transfer and certifying that no Event of Default exists or would exist after giving effect to the prepayment contemplated by such offer.

9. AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding or any Purchaser has an obligation to purchase Notes hereunder:

9.1. Compliance with Laws.

Without limiting Section 10.6, the Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including without limitation, ERISA, the USA PATRIOT Act, Environmental Laws and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, to the extent necessary to ensure that non-compliance with such laws, ordinances, governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

9.2. Insurance.

The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3. Maintenance of Properties; Books and Records.

(a) The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) The Company will and will cause each of its Subsidiaries to keep proper books of records and account in which full, true and correct entries in conformity with GAAP (or, in the case of any Foreign Subsidiary, in accordance with local accounting standards) and all requirements of laws shall be made of all dealings and transactions in relation to their respective business and activities.

9.4. Payment of Taxes.

The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes, assessments, charges or levies have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need (a) pay any such tax, assessment, charge or levy if the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) pay any such tax, assessment, charge or levy if the nonpayment of all such taxes, assessments, charges or levies in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5. Corporate Existence, etc.

Subject to Section 10.4, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.3 and 10.4, the Company will at all times preserve and keep in full force and effect the corporate or other organizational existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence of any Subsidiary or any such right or franchise could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

9.6. Ranking.

The Company will ensure that, at all times, all liabilities of the Company under the Notes will rank in right of payment either pari passu with or senior to all other unsecured, unsubordinated Indebtedness of the Company.

10. NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding or any Purchaser has an obligation to purchase Notes hereunder:

10.1. Certain Financial Conditions.

The Company will not permit:

(a) Consolidated Debt to EBITDA – the ratio (the “Leverage Ratio”) of (i) Consolidated Debt at any time to (ii) EBITDA for the four consecutive fiscal quarters then most recently ended, to exceed 3.50 to 1.00; or

(b) Interest Coverage — the ratio of (i) EBITDA to (ii) Interest Expense, in each case for any period of four consecutive fiscal quarters, to be less than 2.50 to 1.00; or

(c) Priority Debt — Priority Debt at any time to exceed 15% of Consolidated Total Assets (determined as of the end of the most recently ended fiscal quarter of the Company); provided, however, that no Lien created pursuant to Section 10.2(j) shall secure Indebtedness owing under the Bank Credit Agreement or any other note agreement to which the Company is a party unless the Notes are equally and ratably secured by all property subject to such Lien and no Subsidiary shall guaranty or otherwise become obligated in respect of such Indebtedness unless such Subsidiary guaranties, or becomes obligated in respect of, the Notes, in each case pursuant to documentation reasonably satisfactory to the Majority Holders. Notwithstanding the foregoing, any Foreign Subsidiary may become a borrower under the Bank Credit Agreement, so long as it is liable only for the amount of its direct borrowings thereunder, and the Company shall not be required to cause such Foreign Subsidiary to guaranty the Notes in accordance with this clause (c), if (i) no Default or Event of Default exists and is continuing at the time such Foreign Subsidiary becomes a borrower under the Bank Credit Agreement and (ii) at such time the provision by such Foreign Subsidiary of a guaranty of the Notes would cause the earnings of such Foreign Subsidiary to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent under the Code; provided, however, that a guaranty of the Notes from such Foreign Subsidiary shall be required to be delivered to the holders of Notes in accordance with this clause (c) on the earliest to occur thereafter of (x) a Default or Event of Default or (y) such time as the provision by such Foreign Subsidiary of a guaranty of the Notes would not cause the earnings of such Foreign Subsidiary to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent under the Code. For the avoidance of doubt, (1) any borrowing by a Foreign Subsidiary under the Bank

Credit Agreement shall constitute Priority Debt unless such Foreign Subsidiary shall have provided a guaranty or shall have otherwise become obligated in respect of the Notes in accordance with the terms of this Section 10.1(c), and (2) any Indebtedness owing under the Bank Credit Agreement or any other note agreement to which the Company is a party that is secured by a Lien created pursuant to Section 10.2(j) shall cease to constitute Priority Debt for purposes of the first sentence of this Section 10.1(c) at such time as the Notes are equally and ratably secured by all property subject to such Lien pursuant to documentation in form and substance reasonably satisfactory to the Majority Holders, including, without limitation, an intercreditor agreement and opinions of counsel to the Company and/or any applicable Subsidiary, as the case may be, from counsel reasonably acceptable to the Majority Holders.

If during any test period for which EBITDA is being determined any Business Acquisition or Business Disposition shall have been consummated, then for purposes of clauses (a) and (b) above EBITDA shall be determined on a pro forma basis as if such Business Acquisition or Business Disposition shall have been consummated on the first day of such test period and any Indebtedness incurred or retired in connection therewith had been incurred or retired on such first day.

Notwithstanding the foregoing, the Company shall be permitted, but in no event (a) on more than three occasions while the Notes are outstanding, or (b) on more than two occasions during the period from the date hereof through and including the 5th anniversary of this Agreement, to increase the maximum Leverage Ratio permitted under Section 10.1(a) to 4.00 to 1.00 (the “Elevated Ratio”) for a period of four consecutive fiscal quarters in connection with a Qualifying Material Acquisition occurring during the first of such four consecutive fiscal quarters, so long as the Company is in compliance on a pro forma basis with the maximum Leverage Ratio of 4.00 to 1.00 on the closing date of such Qualifying Material Acquisition immediately after giving effect (including giving effect on a pro forma basis) to such Qualifying Material Acquisition; provided that (x) it is understood and agreed that the maximum Leverage Ratio permitted under Section 10.1(a) shall revert to 3.50 to 1.00 on the day immediately following the last day of such period, and such ratio shall apply thereafter until another such period (if any) is elected pursuant to an Elevated Ratio Notice (as described below) and (y) the Elevated Ratio shall not be in effect for more than four consecutive fiscal quarters at any time.

Upon or before application of the Elevated Ratio, as contemplated by the preceding paragraph, the Company must deliver to each of the holders of the Notes a written notice from a Senior Financial Officer (an “Elevated Ratio Notice”):

(i) describing such Qualifying Material Acquisition (including the name of the Person or summary description of the assets being acquired and the approximate purchase price) and stating that the Company is applying the Elevated Ratio and specifying the consecutive fiscal quarters of the Company (up to four, and including the fiscal quarter in which the Qualifying Material Acquisition occurred) for which the Elevated Ratio will apply (the “Elevated Ratio Period”),

(ii) certifying that the Elevated Ratio is being applied in connection with one or more Qualifying Material Acquisitions, and

(iii) confirming that during the Elevated Ratio Period, each Note then outstanding shall accrue interest at a rate which is 50 basis points (0.50%) higher than the coupon rate of such Note (the “Elevated Interest Rate”).

Additional interest resulting from the application of the Elevated Interest Rate with respect to any Note shall:

(A) accrue for the entire Elevated Ratio Period (including retroactively, as applicable), and

(B) become due and payable to the holder of such Note commencing on the earlier of (1) the next interest payment date with respect to such Note following delivery of the Elevated Ratio Notice and (2) the date such Note shall have become due and payable as a result of its maturity, prepayment or acceleration.

For the avoidance of doubt, if the Company has, prior to the delivery of an Elevated Ratio Notice, paid interest for any portion of an Elevated Ratio Period at the original contract rate of interest as provided in the Notes, the payment due at the time provided in clause (B) above shall include additional interest at the rate of 0.50% percent per annum for such portion of such Elevated Ratio Period.

10.2. Liens.

The Company will not and will not permit any Subsidiary to create, assume, incur or suffer to exist any Lien on any asset, whether now owned or hereafter acquired, except for the following:

(a) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which any of the Company and its Subsidiaries shall at the time in good faith be prosecuting an appeal or a proceeding for a review, and for which adequate reserves have been made;

(b) Liens for property taxes, assessments or other governmental charges which are not yet due and payable, statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, and other similar liens incurred in the ordinary course of business for sums not yet due and payable;

(c) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker’s compensation, unemployment insurance and other like laws, warehousemen’s and attorney’s liens and statutory landlord’s liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property; provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings, and for which adequate reserves have been made;

(d) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of the affected property;

(e) Liens on property or assets of any Subsidiary securing Indebtedness owing to the Company or to a Subsidiary;

(f) Liens existing as of the date hereof securing Indebtedness of the Company or any Subsidiary and described on Schedule 5.15;

(g) any Lien existing on assets of a Person immediately prior to such Person being consolidated with or merged into the Company or a Subsidiary or such Person becoming a Subsidiary, or any Lien existing on any assets acquired by the Company or any Subsidiary at the time such assets are so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person becoming a Subsidiary or such acquisition of assets, and (ii) each such Lien shall extend solely to the item or items so acquired and, if required by the terms of the instrument originally creating such Lien, other assets which are an improvement to or are acquired for specific use in connection with such acquired Person or assets of a Person;

(h) Liens securing Indebtedness under Permitted Receivables Securitization Programs, provided that the aggregate principal amount of such Indebtedness does not exceed the greater of $125,000,000 (or its equivalent in another currency), or such other amount not to exceed 15% of Consolidated Tangible Assets (determined as of the end of the most recently ended fiscal quarter of the Company);

(i) Liens created in substitution of or as a replacement for any Liens permitted by clauses (a) through (h) above, provided that a Senior Financial Officer shall have determined in good faith that the assets encumbered by such substitute or replacement Lien are substantially similar in nature to and of equal or lesser value than the assets encumbered by the Lien that is being replaced; and

(j) Liens not otherwise permitted by the foregoing clauses of this Section 10.2 securing Indebtedness of the Company or any of its Subsidiaries, provided Priority Debt does not at any time exceed 15% of Consolidated Total Assets (determined as of the end of the most recently ended fiscal quarter of the Company).

10.3. Disposition of Assets.

The Company will not and will not permit any Subsidiary to, directly or indirectly, sell, lease, transfer or otherwise dispose of any of its assets (including, without limitation, capital stock of any Subsidiary) or permit any Subsidiary to issue any capital stock (collectively a “Disposition,” which term shall not include any payment of dividends) unless, after giving effect to such proposed Disposition, the aggregate net book value of all assets of the Company and its Subsidiaries that were the subject of a Disposition during the period of 365 days ending on (and including) the date of such Disposition (valued, in the case of any issuance of capital stock by, or sale of capital stock of, a Subsidiary, as provided in the last sentence of this Section 10.3) does not exceed 15% of Consolidated Total Assets (as shown on the most recent consolidated balance sheet furnished pursuant to Section 7.1(b)), provided that the following Dispositions shall not be taken into account for purposes of such calculations under this Section 10.3:

(a) any Disposition in the ordinary course of business and involving only property that is either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that are obsolete;

(b) any Disposition by a Subsidiary to the Company or a Wholly-Owned Subsidiary;

(c) any Disposition otherwise permitted by Section 10.4; and

(d) any Disposition not otherwise permitted by the foregoing provisions of this Section 10.3 for fair value to the extent that the net proceeds of such Disposition are applied within 360 days from the date of such Disposition either to (i) the acquisition, construction, improvement or development of operating assets (excluding, for the avoidance of doubt, cash and cash equivalents) to be used in the business of the Company and its Subsidiaries or (ii) the repayment or prepayment of unsubordinated Indebtedness of the Company or a Subsidiary (any such repayment or prepayment to include, except to the extent of any repayment of Indebtedness secured by the asset so disposed of, prepayment of Notes (at par and without payment of any Make-Whole Amount) to the extent that the offer to prepay the Notes pursuant to Section 8.8 has been accepted as provided therein, which offered prepayment of Notes is in at least an aggregate principal amount that bears the same relation to the amount then being applied to reduce all unsubordinated Indebtedness of the Company and its Subsidiaries as the aggregate unpaid principal amount of the Notes bears to the aggregate unpaid principal amount of all outstanding unsubordinated Indebtedness of the Company and its Subsidiaries); provided that any prepayment in connection with any revolving credit facility or similar facility shall be counted for purposes of this clause (ii) only to the extent the commitment of such facility is permanently reduced by the amount of such prepayment.

The aggregate net book value of any capital stock issued by any Subsidiary, or sold by the Company or any other Subsidiary, shall be deemed to be, in the case of an issuance or sale of common stock, the same percentage of the net book value of such Subsidiary’s assets as such issued or sold common stock is of all outstanding common stock of such Subsidiary (after giving effect to any such issuance) and, in the case of an issuance of Preferred Stock, the greater of the aggregate liquidation or redemption value thereof.

10.4. Merger, Consolidation, etc.

The Company will not consolidate or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that the Company may consolidate with or merge with any other corporation or convey or transfer all or substantially all of its assets to a corporation or limited liability company organized and existing under the laws of the United States or any State thereof, provided that

(a) the continuing, surviving or acquiring corporation or limited liability company (the “Surviving Person”) shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not the Surviving Person, (1) the Surviving Person shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes, in a form reasonably satisfactory to each holder of Notes and (2) the Surviving Person shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Majority Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(b) each Subsidiary Obligor under any guaranty of the Notes executed pursuant to Section 10.1(c) that is outstanding at the time such transaction occurs reaffirms its obligations under such guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Majority Holders; and

(c) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.4 from its liability under this Agreement or the Notes.

10.5. Transactions with Affiliates.

The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or a Wholly-Owned Subsidiary), except (a) pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon terms that are no less favorable to the Company or such Subsidiary than would be obtainable in an arm’s-length transaction with a Person not an Affiliate, (b) the Company may grant stock options, stock appreciation rights, restricted stock awards and phantom stock awards to its and its Subsidiaries’ directors in the ordinary course of business, and (c) the Company and its Subsidiaries may pay reasonable and customary fees to their directors who are not also officers or employees of the Company or any of its Subsidiaries.

10.6. Terrorism Sanctions Regulations.

The Company will not and will not permit any Controlled Entity to (a) become a Blocked Person, (b) have any investments in, or engage in any dealings or transactions with, any Person if such investments, dealings or transactions would cause any Purchaser or holder of a Note to be in violation of any United States economic sanctions laws or regulations, including, but not limited to, any OFAC Sanctions Program that is applicable to such Purchaser or holder or (c) engage in any activities that could subject such Person or any Purchaser or holder of a Note to sanctions under CISADA or under any applicable United States federal or state law or regulation that imposes sanctions on Persons that do business with Iran or any other country that is subject to any OFAC Sanctions Program.

11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) default in the payment of any principal of, or Make-Whole Amount on or Swap Reimbursement Amount in respect of, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) default in the payment of any interest on any Note for more than five days after such payment becomes due and payable; or

(c) default in the performance of or compliance with any term contained in Section 7.1(d) or Section 10.1(b); or

(d) default in the performance of or compliance with any term contained in Sections 10.1 (other than subsection (b)) to 10.4, inclusive, and such default is not remedied within 10 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e) default in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b), (c) and (d) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (e) of Section 11); or

(f) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(g) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment; provided that it shall not constitute an Event of Default pursuant to clause (i) or (ii) of this Section 11(g) unless the outstanding principal amount of all such Indebtedness referred to in clauses (i) and (ii) above exceeds $100,000,000 (or its equivalent in another currency) at any one time; or

(h) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(i) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Significant Subsidiary, or any such petition shall be filed against the Company or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or

(j) a final judgment or judgments for the payment of money aggregating in excess of $100,000,000 (or its equivalent in another currency) are rendered against one or more of the Company and its Subsidiaries and which judgments are not (unless fully covered by one or more reputable and solvent insurance companies that have admitted liability in writing), within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $25,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

12. REMEDIES ON DEFAULT, ETC.

12.1. Acceleration.

(a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Majority Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the applicable Default Rate), (ii) the amount by which (A) the Make-Whole Amount determined in respect of such principal amount exceeds (B) the Net Gain (if any) applicable to such Notes, (iii) interest accrued at the applicable Default Rate on any overdue payment of Make-Whole Amount in accordance with the terms of the Notes and (iv) (A) the Swap Reimbursement Amount (if any), shall be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Majority Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid or deposited pursuant to trust arrangements acceptable to the Majority Holders all overdue interest on any Notes, all principal of, Make-Whole Amount, if any, and Swap Reimbursement Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than the non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including without limitation reasonable attorneys’ fees, expenses and disbursements.

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1. Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2. Transfer and Exchange of Notes.

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), within ten Business Days thereafter the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be in the form of Note for such series set forth in Exhibit 1, 2, 3, 4 or 5, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000 or €1,000,000, as applicable, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than $1,000,000 or €1,000,000, as applicable. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3. Replacement of Notes.

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 (or its equivalent in another currency) or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14. PAYMENTS ON NOTES.

14.1. Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, Swap Reimbursement Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of JPMorgan Chase Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in the United States or the principal office of a bank or trust company in New York, New York.

14.2. Home Office Payment.

So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, Swap Reimbursement Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

15. EXPENSES, ETC.

15.1. Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Company agrees to pay all costs and expenses (including reasonable attorneys’ fees of one special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend)

any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information and all subsequent annual and interim filings of documents and financial information related to this Agreement, with the SVO or any successor organization succeeding to the authority thereof and (c) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

In furtherance of the foregoing, on each Closing Date the Company will pay the reasonable fees and disbursements and other charges (including estimated unposted disbursements and other charges as of such date) of Purchasers’ special counsel which are reflected in the statement of such special counsel submitted to the Company at least one Business Day prior to such date. The Company will also pay, promptly upon receipt of supplemental statements therefor, reasonable additional fees, if any, and disbursements and other charges of such special counsel in connection with the transactions hereby contemplated (including disbursements and other charges unposted as of such date to the extent such disbursements and other charges exceed estimated amounts paid as aforesaid).

15.2. Survival.

The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes and the termination of this Agreement.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17. AMENDMENT AND WAIVER.

17.1. Requirements.

This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Majority Holders, except that:

(a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b) no such amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate of interest or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount or the Swap Reimbursement Amount, (ii) change the percentage of (A) the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or (B) the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to each Closing that appear in Section 4 which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17, 20, 22.7 or 22.8.

17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each Purchaser and each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each Purchaser and each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of Notes as consideration for or as an inducement to the entering into by any such Purchaser or holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each Purchaser and each holder of Notes then outstanding even if such Purchaser or holder did not consent to such waiver or amendment.

17.3. Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Purchaser or holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. Notes Held by Company, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18. NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to a Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such other holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Treasurer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at either Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company, any Purchaser or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20. CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company, any Subsidiary or any third party known by such Purchaser to be in violation of a duty of confidentiality owed by such party to the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree or whose duties require them to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

21. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

22. MISCELLANEOUS.

22.1. Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including without limitation any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.4, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder.

22.2. Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.3. Jurisdiction and Process.

(a) The Company irrevocably submits to the non-exclusive in personam jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company irrevocably consents to process being served in any suit, action or proceeding of the nature referred to in Section 22.3(a) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Company at its address specified in Section 18, or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that, to the fullest extent permitted by applicable law, such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be valid personal service upon and personal delivery to the Company. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.3 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE COMPANY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

22.4. Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirements in Section 8 that notices in respect of prepayments specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount (if any) or Swap Reimbursement Amount (if any) or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.5. Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the fullest extent permitted by applicable law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.6. Accounting Terms; Change in GAAP.

(a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all balance sheets and other financial statements with respect thereto shall be prepared in accordance with GAAP. Except as otherwise specifically provided herein, any consolidated financial statement or financial computation shall be done in accordance with GAAP; and, if at the time that any such statement or computation is required to be made the Company shall not have any Subsidiary, such terms shall mean a financial statement or a financial computation, as the case may be, with respect to the Company only.

(b) For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(c) If the Company shall notify the holders of Notes (and, during the period from and after the First Closing Date through the Second Closing Date, the Purchasers of Notes to be issued and sold at the Second Closing) that the Company wishes to amend any covenant in Section 10 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Majority Holders notify the Company that the Majority Holders wish to amend Section 10 for such purpose), then the Company and the holders of the Notes (and, during the period from and after the First Closing Date through the Second Closing Date, the Purchasers of Notes to be issued and sold at the Second Closing) shall negotiate in good faith to make such adjustments as shall be necessary to eliminate the effect of such change in GAAP on such covenant; provided that, until agreement is reached on such adjustments, the Company’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Majority Holders, and the Company shall provide to the holders of Notes, with each certificate delivered pursuant to Section 7.2, a reconciliation showing calculations with respect to such covenant before and after giving effect to such change in GAAP.

22.7. Obligation to Make Payments in Relevant Currency.

Subject to the provisions of Section 8.6 concerning payment in Dollars, any payment made by the Company to any holder of Notes or for the account of any such holder in respect of any amount payable by the Company shall be made in the currency in which such Notes are denominated. Subject to the provisions of Section 8.6 concerning payment in Dollars, any amount received or recovered by such holder other than in the currency in which such holder’s Notes are denominated (whether as a result of, or of the enforcement of, a judgment or order of any court, or in the liquidation or dissolution of the Company or otherwise) in respect of any such sum expressed to be due hereunder or under the Notes shall constitute a discharge of the Company only to the extent of the amount of such currency which such holder is able, in accordance with normal banking procedures, to purchase with the amount so received or recovered in that other currency on the date of the receipt or recovery (or, if it is not practicable to make that purchase on such date, on the first date on which it is practicable to do so). If the amount of such currency so purchased is less than the amount of such currency expressed to be due hereunder or under the Notes, the Company shall indemnify such holder against any loss sustained by such holder as a result, and in any event, the Company shall indemnify such holder against the cost of making any such purchase. These indemnities shall constitute a separate and independent obligation from the other obligations herein and in the Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any such holder, shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any such sum due hereunder and under any Note and shall survive the payment of the Notes and the termination of this Agreement.

22.8. Exchange Rate.

For the purpose of (i) determining the percentage ownership of Notes (including Notes to be purchased at the Second Closing) under the definition of “Majority Holders”, (ii) determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding (and prior to the Second Closing, Notes to be purchased at the Second Closing) approved or consented to any amendment, waiver or consent given under this Agreement or the Notes, or have directed the taking of any action provided herein or therein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding (and prior to the Second Closing, Notes to be purchased at the Second Closing) or (iii) any other determination of the requisite percentage of the principal amount of any Notes of more than one currency, the principal amount of any outstanding Euro Notes shall be deemed to be the Dollar Equivalent thereof.

For the purpose of (i) allocating any partial prepayment of the Notes, or (ii) allocating any offer with respect to any partial prepayment of the Notes, the principal amount of any outstanding Euro Notes shall be deemed to be the Dollar Equivalent thereof.

“Dollar Equivalent” means the amount of Dollars that would be realized by converting Euros to Dollars in the spot market at the selling rate quoted by J.P. Morgan Chase Bank N.A. in New York, New York, at approximately 10 A.M. (New York City time) two Business Days prior to the date of determination of the outstanding principal amount of the Notes, to major banks in the interbank foreign exchange market for the purchase of Dollars with Euros or if JP. Morgan Chase Bank N.A. is not then quoting such exchange rate, then as quoted in the Currency Trading section of The Wall Street Journal under “Exchange Rates” two Business Days prior to such date of determination.

22.9. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.10. Governing Law.

This Agreement and the Notes shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

[Remainder of page intentionally left blank. Next page is signature page.]

If you are in agreement with the foregoing, please sign this Agreement in the space below provided on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

Very truly yours,

AMETEK, INC.

By:	/s/ Dalip M. Puri
Name: Dalip M. Puri
Title: Vice President - Treasurer

METROPOLITAN LIFE INSURANCE COMPANY
By:	MetLife Investment Advisors, LLC, Its Investment Manager

METLIFE INSURANCE K.K.
By:	MetLife Investment Advisors, LLC, Its Investment Manager

METROPOLITAN TOWER LIFE INSURANCE COMPANY
By:	MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ John A. Wills
	Name:	John A. Wills
	Title:	Managing Director

BRIGHTHOUSE REINSURANCE COMPANY OF DELAWARE
By:	MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

TRANSATLANTIC REINSURANCE COMPANY
By:	MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Frank O. Monfalcone
	Name:	Frank O. Monfalcone
	Title:	Managing Director

UNION FIDELITY LIFE INSURANCE COMPANY
By:	MetLife Investment Advisors, LLC, Its Investment Adviser

By: /s/ Frank O. Monfalcone
	Name:	Frank O. Monfalcone
	Title:	Managing Director

ZURICH AMERICAN INSURANCE COMPANY
By:	MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

PENSION AND SAVINGS COMMITTEE,
ON BEHALF OF THE ZURICH AMERICAN INSURANCE COMPANY MASTER RETIREMENT TRUST
By:	MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:	MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED
By:	MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Eric Seward
Name: Eric Seward
Title: Vice President

PRUDENTIAL TERM REINSURANCE COMPANY
By:	PGIM, Inc., as investment manager

By: /s/ Eric Seward
Name: Eric Seward
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY
By:	PGIM, Inc., as investment manager

By: /s/ Eric Seward
Name: Eric Seward
Title: Vice President

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	Northwestern Mutual Investment Management Company, LLC,
Its investment advisor

By: /s/ Mark E. Kishler
	Name:	Mark E. Kishler
Title: Managing Director

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By: /s/ Mark E. Kishler
Name:	Mark E. Kishler
Title:	Its Authorized Representative

NEW YORK LIFE INSURANCE COMPANY

By: /s/ Clara Fagan
Name:	Clara Fagan
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	NYL Investors LLC, its Investment Manager

By: /s/ Clara Fagan
	Name:	Clara Fagan
	Title:	Director

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By: New York Life Insurance Company, its attorney-in-fact

By: /s/ Clara Fagan
Name:	Clara Fagan
Title:	Corporate Vice President

STATE FARM LIFE INSURANCE COMPANY

By: /s/ Julie Hoyer
Name:	Julie Hoyer
Title:	Investment Executive

By: /s/ Rebekah L. Holt
Name:	Rebekah L. Holt
Title:	Investment Professional

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By: /s/ Julie Hoyer
Name:	Julie Hoyer
Title:	Investment Executive

By: /s/ Rebekah L. Holt
Name:	Rebekah L. Holt
Title:	Investment Professional

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF
AMERICA, a New York domiciled life insurance company
By:	Nuveen Alternatives Advisors LLC,
a Delaware limited liability company,
its investment manager

By: /s/ Chris Miller
Name:	Chris Miller
Title:	Director

JACKSON NATIONAL LIFE INSURANCE COMPANY
By:	PPM America, Inc., as attorney in fact, on behalf of Jackson
National Life Insurance Company

By: /s/ Luke Stifflear
	Name:	Luke Stifflear
	Title:	Sr. Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Barings LLC as Investment Adviser

By: /s/ Steven J. Katz
	Name:	Steven J. Katz
	Title:	Managing Director & Senior Counsel

MUFG FUND SERVICES (CAYMAN) LIMITED,

ACTING SOLELY IN ITS CAPACITY AS TRUSTEE OF BRIGHT – I FUND,

A SUB-FUND OF GLOBAL PRIVATE CREDIT UMBRELLA UNIT TRUST*

By:	Barings LLC as Investment Adviser

By: /s/ James Moore
	Name:	James Moore
	Title:	Managing Director

*

Trustee’s obligations in such capacity will be solely the obligations of the Trustee acting on behalf of Bright – I Fund, and that no creditor will have any recourse against any of the Trustee, (or any of its directors, officers or employees) for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection with actions taken by the Trustee, with any recourse to the Trustee limited to the assets of Bright – I Fund

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Jason M. Comisar
Name:	Jason M. Comisar
Title:	Authorized Signatory

AXA EQUITABLE LIFE INSURANCE COMPANY

By: /s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

HORIZON BLUE CROSS BLUE SHIELD NEW JERSEY
By:	AllianceBernstein LP, its Investment Advisor

By: /s/ Amy Judd
Name: Amy Judd
Title: Senior Vice President

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	Allianz Global Investors U.S. LLC
as the authorized signatory and investment manager

By: /s/ Charles Dudley
	Name:	Charles Dudley
	Title:	Managing Director

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:	CIGNA Investments, Inc. (authorized agent)

By: /s/ Jason M. Smith
	Name:	Jason M. Smith
	Title:	Managing Director

CIGNA LIFE INSURANCE COMPANY OF NEW YORK
By:	CIGNA Investments, Inc. (authorized agent)

By: /s/ Jason M. Smith
	Name:	Jason M. Smith
	Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	CIGNA Investments, Inc. (authorized agent)

By: /s/ Jason M. Smith
	Name:	Jason M. Smith
	Title:	Managing Director

CIGNA HEALTH AND LIFE INSURANCE COMPANY
By:	CIGNA Investments, Inc. (authorized agent)

By: /s/ Jason M. Smith
	Name:	Jason M. Smith
	Title:	Managing Director

THE STATE LIFE INSURANCE COMPANY
By:	American United Life Insurance Company
Its:	Agent

By: /s/ John C. Mason
	Name:	John C. Mason
	Title:	SVP & Chief Investment Officer

UNITED FARM FAMILY LIFE INSURANCE COMPANY
By:	American United Life Insurance Company
Its:	Agent

By: /s/ John C. Mason
	Name:	John C. Mason
	Title:	SVP & Chief Investment Officer

THRIVENT FINANCIAL FOR LUTHERANS

By: /s/ Christopher Patton
Name:	Christopher Patton
Title:	Managing Director

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
BY:	AEGON USA Investment Management, LLC,
its investment manager

By: /s/ Christopher D. Pahlke
	Name:	Christopher D. Pahlke
	Title:	Vice President

TRANSAMERICA LIFE (BERMUDA) LTD
BY:	AEGON USA Investment Management, LLC,
its investment manager

By: /s/ Christopher D. Pahlke
	Name:	Christopher D. Pahlke
	Title:	Vice President

PACIFIC LIFE INSURANCE COMPANY

By: /s/ Cathy L. Schwartz
Name: Cathy L. Schwartz
Title: Assistant Vice President

By: /s/ Peter S. Fiek
Name: Peter S. Fiek
Title: Assistant Secretary

COLONIAL LIFE & ACCIDENT INSURANCE COMPANY
By:	Provident Investment Management, LLC
Its:	Agent

By /s/ Ben Vance
Name: Ben Vance
Title: Vice President, Senior Managing Director

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By: /s/ Annette N, Teders
Name: Annette M. Teders
Title: Vice President

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By: /s/ Annette M. Teders
Name: Annette M. Teders
Title: Vice President

SCHEDULE A

PURCHASER INFORMATION

Purchaser Name	METROPOLITAN LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	METROPOLITAN LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RU-1; $1,000,000

Payment on account of Note(s)

Method Account Information

Federal Funds Wire Transfer

Bank Name:         JPMorgan Chase Bank

ABA Routing #:   XXXXXX

Account No.:        XXXXXX

Account Name:    XXXXXX

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series U Senior Notes Due December 13, 2028	PPN: 031100 N@5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Schedule A - 1

Purchaser Name	METROPOLITAN LIFE INSURANCE COMPANY

Address / Fax # / Email for all notices and communications

Metropolitan Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: Thomas Ho, VP Priv Placements-Corporates; Zachary White, Private Corporates

Emails: PPUCompliance@metlife.com; tho@metlife.com; white1@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

Audit Requests:

Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to:

Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

Instructions re Delivery of Note(s)	Metropolitan Life Insurance Company c/o MetLife Investment Advisors, LLC, Investments Law One MetLife Way Whippany, New Jersey 07981 Attention: Nicolette Lopez, Senior Counsel

Signature Block Format	METROPOLITAN LIFE INSURANCE COMPANY By: MetLife Investment Advisors, LLC, Its Investment Manager By: Name: Title:

Tax Identification Number	13-5581829

Schedule A - 2

Purchaser Name	METLIFE INSURANCE K.K.

Name in Which to Register Note(s)	METLIFE INSURANCE K.K.

First Funding Registration Number(s); Principal Amount(s)	RU-2; $1,000,000 RV-1; $6,000,000 RW-1; $9,300,000

Second Funding Registration Number(s); Principal Amount(s)	RX-1; $11,400,000

Payment on account of Note(s) Method Account Information

Federal Funds Wire Transfer

Bank Name:         Citibank New York

111 Wall Street, New York, New York 10005 (USA)

ABA Routing #:  XXXXX

Acct No./DDA:   XXXXX

Acct Name:         XXXXX

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Ref: “Accompanying Information” below

Accompanying Information

Name of Issuer: AMETEK, INC.

Description of Security:

Series U Senior Notes Due December 13, 2028

Series V Senior Notes Due December 13, 2027

Series W Senior Notes Due December 13, 2025

Series X Senior Notes Due December 13, 2027

PPN: 031100 N@5 031100 N#3 031100 P*5 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Schedule A - 3

Purchaser Name	METLIFE INSURANCE K.K.

Address / Fax # / Email for all notices and communications

MetLife Asset Management Corp. (Japan)

Administration Department

Tokyo Garden Terrace Kioicho Kioi Tower 25F

1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan

Attention:                 Administration Dept. Manager

Email:     saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: Thomas Ho, VP Priv Placements-Corporates; Zachary White, Private Corporates

Emails:   PPUCompliance@metlife.com; tho@metlife.com; white1@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

Audit Requests:

Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to:

Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

Instructions re Delivery of Note(s)	MetLife Insurance K.K. c/o MetLife Investment Advisors, LLC, Investments Law One MetLife Way Whippany, New Jersey 07981 Attention: Nicolette Lopez, Senior Counsel

Signature Block Format	METLIFE INSURANCE K.K. By: MetLife Investment Advisors, LLC, Its Investment Manager By:_________________________________________ Name: Title:

Tax Identification Number	98-1037269 (USA) and 00661996 (Japan)

Schedule A - 4

Purchaser Name	METROPOLITAN TOWER LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	METROPOLITAN TOWER LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RU-3; $1,000,000 RV-2; $3,400,000 RW-2; $5,300,000

Second Funding Registration Number(s); Principal Amount(s)	RX-2; $6,600,000

Payment on account of Note(s) Method Account Information

Federal Funds Wire Transfer

Bank Name:           JPMorgan Chase Bank

ABA Routing #:     XXXX

Account No.:          XXXXX

Account Name:      XXX

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Ref: “Accompanying Information” below

Accompanying Information

Name of Issuer:AMETEK, INC.

Description of Security:

Series U Senior Notes Due December 13, 2028

Series V Senior Notes Due December 13, 2027

Series W Senior Notes Due December 13, 2025

Series X Senior Notes Due December 13, 2027

PPN: 031100 N@5 031100 N#3 031100 P*5 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Schedule A - 5

Purchaser Name	METROPOLITAN TOWER LIFE INSURANCE COMPANY

Address / Fax # / Email for all notices and communications

Metropolitan Tower Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: Thomas Ho, VP Priv Placements-Corporates; Zachary White, Private Corporates

Emails:     PPUCompliance@metlife.com; tho@metlife.com; white1@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Tower Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investment Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:   sec_invest_law@metlife.com

Audit Requests:

Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to:

Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

Instructions re Delivery of Note(s)	Metropolitan Tower Life Insurance Company c/o MetLife Investment Advisors, LLC, Investments Law One MetLife Way Whippany, New Jersey 07981 Attention: Nicolette Lopez, Senior Counsel

Signature Block Format	METROPOLITAN TOWER LIFE INSURANCE COMPANY By: MetLife Investment Advisors, LLC, Its Investment Manager By: Name: Title:

Tax Identification Number	13-3114906

Schedule A - 6

Purchaser Name	BRIGHTHOUSE REINSURANCE COMPANY OF DELAWARE

Name in Which to Register Note(s)	BRIGHTHOUSE REINSURANCE COMPANY OF DELAWARE

First Funding Registration Number(s); Principal Amount(s)	RV-3; $15,600,000

Payment on account of Note(s) Method Account Information

Federal Funds Wire Transfer

Bank Name:          JP Morgan Chase Bank

ABA Routing #:   XXXX

Account No.:        XXXX

Account Name:    XXXXX

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions form the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027	PPN: 031100 N#3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for All Notices

Brighthouse Reinsurance Company of Delaware

c/o MetLife Investment Advisors, LLC, Investments – Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: Thomas Ho, VP Priv Placements-Corporates; Zachary White, Private Corporates

Emails:   PPUCompliance@metlife.com; tho@metlife.com; white1@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Brighthouse Reinsurance Company of Delaware

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:   sec_invest_law@metlife.com

Schedule A - 7

Purchaser Name	BRIGHTHOUSE REINSURANCE COMPANY OF DELAWARE

Instructions re Delivery of Note(s)	JP Morgan Chase Bank NA 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attention: Physical Receive Department Ref: Account P 88995 With COPIES OF THE NOTES emailed to nlopez3@metlife.com

Signature Block Format	BRIGHTHOUSE REINSURANCE COMPANY OF DELAWARE By: MetLife Investment Advisors, LLC, Its Investment Manager By: Name: Title:

Tax Identification Number	84-4750360

Schedule A - 8

Purchaser Name	TRANSATLANTIC REINSURANCE COMPANY

Name in Which to Register Note(s)	CUDD & CO

First Funding Registration Number(s); Principal Amount(s)	RW-3; $4,900,000

Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

Bank Name:       JPMorgan Chase Bank, N.A.

ABA:                  XXXXX

SWIFT:              XXXX

Account No.:      XXXX

FFC:                   XXXXXX

Ref:                    Transatlantic Reinsurance Company – Private Corporate Debt (MET)

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer:AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for All Notices

Transatlantic Reinsurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: Thomas Ho, VP Priv Placements-Corporates; Zachary White, Private Corporates

Emails: PPUCompliance@metlife.com; tho@metlife.com; white1@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Transatlantic Reinsurance Company

One Liberty Plaza, 165 Broadway

New York, NY 10006

Attn: James Ready

jready@transre.com

Schedule A - 9

Purchaser Name	TRANSATLANTIC REINSURANCE COMPANY

Instructions re Delivery of Note(s)

JP Morgan Chase Bank NA

4 Chase Metrotech Center

3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Account – XXXXXX

Acct. Name — Transatlantic Reinsurance Company – Private Corporate Debt (MET)

With COPIES OF THE NOTES emailed to nlopez3@metlife.com

Signature Block Format	TRANSATLANTIC REINSURANCE COMPANY By: MetLife Investment Advisors, LLC, Its Investment Manager By:_________________________________________ Name: Title:

Tax Identification Number	13-5616275

Schedule A - 10

Purchaser Name	UNION FIDELITY LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	HARE & CO.

First Funding Registration Number(s); Principal Amount(s)	RU-4; $5,000,000

Payment on account of Note(s)

Method Account information

Federal Funds Wire Transfer

Bank Name:         Bank of New York Mellon

ABA Routing #:   XXXX

Account No.:        XXXXX

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series U Senior Notes Due December 13, 2028	PPN: 031100 N@5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for All Notices

Union Fidelity Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Thomas Ho, VP Priv Placements-Corporates; Zachary White, Private Corporates

Emails: PPUCompliance@metlife.com; tho@metlife.com; white1@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Union Fidelity Life Insurance Company

c/o MetLife Investment Advisors, LLC

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

Schedule A - 11

Purchaser Name	UNION FIDELITY LIFE INSURANCE COMPANY

Instructions re Delivery of Note(s)	The Depository Trust Company 570 Washington Blvd – 5th Floor Jersey City, NJ 07310 ATTN: BNY Mellon/Branch Deposit Department (FFC No. XXXX) With COPIES OF THE NOTES emailed to nlopez3@metlife.com

Signature Block Format	UNION FIDELITY LIFE INSURANCE COMPANY By: MetLife Investment Advisors, LLC, Its Investment Adviser By: Name: Title:

Tax Identification Number	310252460

Schedule A - 12

Purchaser Name	ZURICH AMERICAN INSURANCE COMPANY

Name in Which to Register Note(s)	HARE & CO. LLC

First Funding Registration Number(s); Principal Amount(s)	RW-4; $4,000,000

Second Funding Registration Number(s); Principal Amount(s)	RX-3; $4,700,000

Payment on account of Note(s)

Method Account information

Federal Funds Wire Transfer

Bank Name:       The Bank of New York Mellon

ABA Number:    XXXX

Account No.:      XXXX

Account Name:  P&I Department

FFC:                   XXXXX

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025 Series X Senior Notes Due December 13, 2027	PPN: 031100 P*5 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Schedule A - 13

Purchaser Name	ZURICH AMERICAN INSURANCE COMPANY

Address / Fax # / Email for All Notices

Zurich American Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Thomas Ho, VP Priv Placements-Corporates; Zachary White, Private Corporates

Facsimile (973) 355-4250

Emails: PPUCompliance@metlife.com; tho@metlife.com; white1@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Zurich American Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Privates Placements

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

bmz.zis.operations@bm.zurich.com

Instructions re Delivery of Note(s)

The Depository Trust Company

570 Washington Blvd, 5th floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

212 855 1000

*** Please note: As long as there is a letter with the account (927763) to deposit the shares into, the team at DTCC will book the shares in free***

With COPIES OF THE NOTES emailed to nlopez3@metlife.com

Signature Block Format	ZURICH AMERICAN INSURANCE COMPANY By: MetLife Investment Advisors, LLC, Its Investment Manager By: Name: Title:

Tax Identification Number	36-4233459

Schedule A - 14

Purchaser Name	ZURICH AMERICAN INSURANCE COMPANY MASTER RETIREMENT TRUST

Name in Which to Register Note(s)	ELL & CO

First Funding Registration Number(s); Principal Amount(s)	RW-5; $2,400,000

Payment on account of Note(s)

Method Account information

Federal Funds Wire Transfer

Bank Name:         The Northern Trust

ABA:                    XXXX

SWIFT:                XXXX

Account No.:        XXXX

Sort Code:            XXXX

FFC:                     XXXX

Ref:        Zurich Master Trust

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for All Notices

Zurich American Insurance Company Master Retirement Trust

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Thomas Ho, VP Priv Placements-Corporates; Zachary White, Private Corporates

Facsimile (973) 355-4250

Emails: PPUCompliance@metlife.com; tho@metlife.com;

white1@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

bmz.zis.operations@bm.zurich.com

Schedule A - 15

Purchaser Name	ZURICH AMERICAN INSURANCE COMPANY MASTER RETIREMENT TRUST

Instructions re Delivery of Note(s)

The Northern Trust Company

Trade Securities Processing, C-1N

801 South Canal Street

Chicago, IL 60607

REF Northern Acct. 518604100 / Zurich Master Trust

With COPIES OF THE NOTES emailed to nlopez3@metlife.com

Signature Block Format	PENSION AND SAVINGS COMMITTEE, ON BEHALF OF THE ZURICH AMERICAN INSURANCE COMPANY MASTER RETIREMENT TRUST By: MetLife Investment Advisors, LLC, Its Investment Manager By: Name: Title:

Tax Identification Number	20-5702041

Schedule A - 16

Purchaser Name	FARMERS NEW WORLD LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	FARMERS NEW WORLD LIFE INSURANCE COMPANY

Second Funding Registration Number(s); Principal Amount(s)	RX-4; $3,300,000

Payment on account of Note(s)

Method Account information

Federal Funds Wire Transfer

Bank Name:            JPMorgan Chase Bank NA

ABA:                      XXXX

Account No.:          XXXXX

Account Name:      Private Placement Income

FFC:                       XXXX

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series X Senior Notes Due December 13, 2027	PPN: 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Schedule A - 17

Purchaser Name	FARMERS NEW WORLD LIFE INSURANCE COMPANY

Address / Fax # / Email for All Notices

Farmers New World Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Thomas Ho, VP Priv Placements-Corporates; Zachary White, Private Corporates

Facsimile (973) 355-4250

Emails: PPUCompliance@metlife.com; tho@metlife.com;

white1@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Farmers New World Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Privates Placements

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

And

JPMorgan Chase Bank, NA

Attn: Physical Vault

4 Metrotech Center, 3rd Floor

Brooklyn, NY 11245

and

BMZ.Mail.FSCM.Operations@bm.zurich.com

Instructions re Delivery of Note(s)

JPMorgan Chase Bank, NA

Attn: Aubrey Reuben (718-242-0269)

FFC: P90465

Physical Receive

4 Metrotech Center, 3rd Floor

Brooklyn, NY 11245

FFC: XXXX

With COPIES OF THE NOTES emailed to nlopez3@metlife.com

Signature Block Format	FARMERS NEW WORLD LIFE INSURANCE COMPANY By: MetLife Investment Advisors, LLC, Its Investment Manager By: Name: Title:

Tax Identification Number	91-0335750

Schedule A - 18

Purchaser Name	ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

Name in Which to Register Note(s)	ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

First Funding Registration Number(s); Principal Amount(s)	RW-6; $8,100,000

Payment on account of Note(s)

Method Account information

Federal Funds Wire Transfer

Bank Name:                        The Northern Trust

ABA Number:                     XXXXX

Credit Wire Account #        XXXXX

Northern Trust Account No.: XXXXX

Northern Trust Account Name: AEGIS MetLife Private Placement

ATTN: Income Collections

FFC:

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for All Notices

Associated Electric & Gas Insurance Services Limited

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Thomas Ho, VP Priv Placements-Corporates; Zachary White, Private Corporates

Emails: PPUCompliance@metlife.com; tho@metlife.com;

white1@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

AEGIS Insurance Services, Inc.

1 Meadowlands Plaza

East Rutherford, NJ 07073

Attn: Investment Division

Schedule A - 19

Purchaser Name	ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

Instructions re Delivery of Note(s)

The Northern Trust Company

Attn: Trade Securities processing, C-2N

801 South Canal Street

Chicago, IL 60607

Northern Trust Account No.: 44-77964

Northern Trust Account Name: AEGIS MetLife Private Placement

With COPIES OF THE NOTES emailed to nlopez3@metlife.com

Signature Block Format	ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED By: MetLife Investment Advisors, LLC, Its Investment Manager By: Name: Title:

Tax Identification Number	98-0062691

Schedule A - 20

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Name in Which to Register Note(s)	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

First Funding Registration Number(s); Principal Amount(s)	RT-1; €25,000,000

Payment on account of Note(s)

Method Account Information

Federal Funds Wire Transfer

JP Morgan Chase Bank N.A., London

Swift BIC: XXXXX

IBAN: XXXXX

Account Name: XXXXX

Account No.: XXXXX

Each such wire transfer shall set forth the name of the Company, a reference to “1.71% Senior Notes due December 13, 2027, Security No. INV10921, 031100 N*7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series T Senior Notes Due December 13, 2027	PPN: 031100 N*7

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments

The Prudential Insurance Company of America

c/o PGIM, Inc.

Prudential Tower

655 Broad Street

14th Floor—South Tower

Newark, NJ 07102

Attention: PIM Private Accounting Processing Team

Email: Pim.Private.Accounting.Processing.Team@prudential.com

Address / Fax # / Email for all other notices	The Prudential Insurance Company of America c/o Prudential Capital Group 1114 Avenue of the America, 30th Floor New York, NY 10036 Attention: Managing Director cc: Vice President and Corporate Counsel

Instructions re Delivery of Note(s)	PGIM, Inc. 655 Broad Street 14th Floor—South Tower Newark, NJ 07102 Attention: Trade Management Manager Send copy by email to: thais.alexander@prudential.com and Private.Disbursements@Prudential.com

Schedule A - 21

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Signature Block Format	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: Name: Title: Vice President

Tax Identification Number	22-1211670

Schedule A - 22

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Name in Which to Register Note(s)	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

First Funding Registration Number(s); Principal Amount(s)	RU-5; $4,000,000 RV-4; $29,000,000 RW-7; $13,600,000

Payment on account of Note(s)

Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank, NA

New York, NY

ABA No.: XXXXX

Account No.: XXXXX

Account Name: XXXXX

FFC: XXXXX Intl Paper II Privates (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $4,000,000.00)

Each such wire transfer shall set forth the name of the Company, a reference to “4.37% Senior Notes due December 13, 2028, Security No. INV10921, 031100 N@5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

FFC: XXXXX

(in the case of payments on account of the Note originally issued in the principal amount of $29,000,000.00)

Each such wire transfer shall set forth the name of the Company, a reference to “4.32% Senior Notes due December 13, 2027, Security No. INV10921, 031100 N#3” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

FFC: XXXXX

(in the case of payments on account of the Note originally issued in the principal amount of $13,600,000.00)

Each such wire transfer shall set forth the name of the Company, a reference to “4.18% Senior Notes due December 13, 2025, Security No. INV10921, 031100 P*5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series U Senior Notes Due December 13, 2028 Series V Senior Notes Due December 13, 2027 Series W Senior Notes Due December 13, 2025	PPN: 031100 N@5 031100 N#3 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Schedule A - 23

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Address / Fax # / Email for notices related to payments

The Prudential Insurance Company of America

c/o PGIM, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention: PIM Private Accounting Processing Team

Email: Pim.Private.Accounting.Processing.Team@prudential.com

Address / Fax # / Email for all other notices	The Prudential Insurance Company of America c/o Prudential Capital Group 1114 Avenue of the America, 30th Floor New York, NY 10036 Attention: Managing Director cc: Vice President and Corporate Counsel

Instructions re Delivery of Note(s)	PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager Send copy by email to: thais.alexander@prudential.com and Private.Disbursements@Prudential.com

Signature Block Format	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: Name: Title: Vice President

Tax Identification Number	22-1211670

Schedule A - 24

Purchaser Name	PRUDENTIAL TERM REINSURANCE COMPANY

Name in Which to Register Note(s)	PRUDENTIAL TERM REINSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RU-6; $1,000,000

Payment on account of Note(s)

Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank, NA

New York, NY

ABA No.: XXXX

Account Name: XXXXX

Account No.: XXX

(in the case of payments on account of the Note originally issued in the principal amount of $1,000,000.00)

Each such wire transfer shall set forth the name of the Company, a reference to “4.37% Senior Notes due December 13, 2028, Security No. INV10921, 031100 N@5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series U Senior Notes Due December 13, 2028	PPN: 031100 N@5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments

Prudential Term Reinsurance Company

c/o PGIM, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention: PIM Private Accounting Processing Team

Email: Pim.Private.Accounting.Processing.Team@prudential.com

Address / Fax # / Email for all other notices	Prudential Term Reinsurance Company c/o Prudential Capital Group 1114 Avenue of the America, 30th Floor New York, NY 10036 Attention: Managing Director cc: Vice President and Corporate Counsel

Schedule A - 25

Purchaser Name	PRUDENTIAL TERM REINSURANCE COMPANY

Instructions re Delivery of Note(s)	PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager Send copy by email to: thais.alexander@prudential.com and Private.Disbursements@Prudential.com

Signature Block Format	PRUDENTIAL TERM REINSURANCE COMPANY By: PGIM, Inc., as investment manager By: Vice President

Tax Identification Number	46-4641980

Schedule A - 26

Purchaser Name	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Name in Which to Register Note(s)	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

First Funding Registration Number(s); Principal Amount(s)	RW-8; $9,400,000

Payment on account of Note(s)

Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank, NA

New York, NY

ABA No.: XXXXX

Account No.: XXXXX

Account Name: XXXXX

FFC: XXXX PRIAC - DC Non-Trust - Privates

(in the case of payments on account of the Note originally issued in the principal amount of $9,400,000.00)

Each such wire transfer shall set forth the name of the Company, a reference to “4.18% Senior Notes due December 13, 2025, Security No. INV10921, 031100 P*5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments

Prudential Retirement Insurance and Annuity Company

c/o PGIM, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention: PIM Private Accounting Processing Team

Email: Pim.Private.Accounting.Processing.Team@prudential.com

Address / Fax # / Email for all other notices

Prudential Retirement Insurance and Annuity Company

c/o Prudential Capital Group

1114 Avenue of the America, 30th Floor

New York, NY 10036

Attention: Managing Director

cc: Vice President and Corporate Counsel

Schedule A - 27

Purchaser Name	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Instructions re Delivery of Note(s)	PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager Send copy by email to: thais.alexander@prudential.com and Private.Disbursements@Prudential.com

Signature Block Format	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: PGIM, Inc., as investment manager By: Vice President

Tax Identification Number	06-1050034

Schedule A - 28

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RW-9; $79,000,000

Payment on account of Note(s)

Method Account Information

Federal Funds Wire Transfer

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions.

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Investment Operations Email: payments@northwesternmutual.com Phone: (414) 665-1679

Address / Fax # / Email for all other notices	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department Email: privateinvest@northwesternmutual.com

Instructions re Delivery of Note(s)	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Matthew E. Gabrys

Signature Block Format	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY By: Northwestern Mutual Investment Management Company, LLC, Its investment advisor By: Name: Title: Managing Director

Tax Identification Number	39-0509570

Schedule A - 29

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

First Funding Registration Number(s); Principal Amount(s)	RW-10; $1,000,000

Payment on account of Note(s)

Method Account Information

Federal Funds Wire Transfer

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions.

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments

The Northwestern Mutual Life Insurance Company

  for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

Email: payments@northwesternmutual.com

Phone: (414) 665-1679

Address / Fax # / Email for all other notices

The Northwestern Mutual Life Insurance Company

  for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

Email: privateinvest@northwesternmutual.com

Instructions re Delivery of Note(s)	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Matthew E. Gabrys

Signature Block Format	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT By: Name: Title: Its Authorized Representative

Tax Identification Number	39-0509570

Schedule A - 30

Purchaser Name	NEW YORK LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	NEW YORK LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RT-2; €11,000,000 RV-5; $5,000,000 RW-11; $5,000,000

Second Funding Registration Number(s); Principal Amount(s)	RX-5; $5,000,000

Payment on account of Note(s)

Method Account information	Federal Funds Wire Transfer See next page Ref: “Accompanying Information” below

Accompanying Information

Name of Issuer: AMETEK, INC.

Description of Security:

Series T Senior Notes Due December 13, 2027

Series V Senior Notes Due December 13, 2027

Series W Senior Notes Due December 13, 2025

Series X Senior Notes Due December 13, 2027

PPN: 031100 N*7 031100 N#3 031100 P*5 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments	See next page

Address / Fax # / Email for all other notices	See next page **Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to clara_fagan@nylinvestors.com

Instructions re Delivery of Note(s)	New York Life Insurance Company 51 Madison Avenue, Room 1016 New York, New York 10010-1603 Attn: Dean Morini

Signature Block Format	NEW YORK LIFE INSURANCE COMPANY By: Name: Title:

Tax Identification Number	13-5582869

Schedule A -31

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

Name in Which to Register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

First Funding Registration Number(s); Principal Amount(s)	RT-3; €14,000,000 RV-6; $4,000,000 RW-12; $4,000,000

Second Funding Registration Number(s); Principal Amount(s)	RX-6; $3,000,000

Payment on account of Note(s)

Method Account information	Federal Funds Wire Transfer See next page Ref: “Accompanying Information” below

Accompanying Information

Name of Issuer: AMETEK, INC.

Description of Security:

Series T Senior Notes Due December 13, 2027

Series V Senior Notes Due December 13, 2027

Series W Senior Notes Due December 13, 2025

Series X Senior Notes Due December 13, 2027

PPN: 031100 N*7 031100 N#3 031100 P*5 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments	See next page

Address / Fax # / Email for all other notices	See next page **Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to clara_fagan@nylinvestors.com

Instructions re Delivery of Note(s)	New York Life Insurance Company 51 Madison Avenue, Room 1016 New York, New York 10010-1603 Attn: Dean Morini

Signature Block Format	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: NYL Investors LLC, its Investment Manager By: Name: Title:

Tax Identification Number	13-3044743

Schedule A - 32

Purchaser Name

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE
LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER
THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE
INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS
BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY,
AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

Name in Which to Register Note(s)	HARE & CO, LLC

First Funding Registration Number(s); Principal Amount(s)	RV-7; $1,000,000 RW-13; $1,000,000
Payment on account of Note(s)

Method Account information	Federal Funds Wire Transfer See next page Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027 Series W Senior Notes Due December 13, 2025	PPN: 031100 N#3 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments	See next page

Address / Fax # / Email for all other notices	See next page **Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to clara_fagan@nylinvestors.com

Instructions re Delivery of Note(s)	See next page

Signature Block Format

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By:          New York Life Insurance Company, its attorney-in-fact

By:

Name:

Title:

Tax Identification Number	13-6062916

Schedule A - 33

Purchaser Name	STATE FARM LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	STATE FARM LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RU-7; $5,000,000 RV-8; $13,000,000 RW-14; $20,000,000

Second Funding Registration Number(s); Principal Amount(s)	RX-7; $11,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer JPMorganChase ABA# XXXX Attn: XXXX A/C# XXXX For further credit to: State Farm Life Insurance Company Custody Account # XXXX Ref: “Accompanying Information” below

Accompanying Information

Name of Issuer: AMETEK, INC.

Description of Security:

Series U Senior Notes Due December 13, 2028

Series V Senior Notes Due December 13, 2027

Series W Senior Notes Due December 13, 2025

Series X Senior Notes Due December 13, 2027

PPN: 031100 N@5 031100 N#3 031100 P*5 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments

State Farm Life Insurance Company

Investment Dept. E-8

One State Farm Plaza

Bloomington, IL 61710

Email: privateplacements@statefarm.com

and

State Farm Life Insurance Company

Investment Accounting Dept. D-3

One State Farm Plaza

Bloomington, IL 61710

Address / Fax # / Email for all other notices	State Farm Life Insurance Company Investment Dept. E-8 One State Farm Plaza Bloomington, IL 61710 Email: privateplacements@statefarm.com

Schedule A - 34

Purchaser Name	STATE FARM LIFE INSURANCE COMPANY

Instructions re Delivery of Note(s)	JPMorgan Chase Bank, N.A. 4 Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept Ref: Account: XXXX cc: Christiane M. Stoffer, Associate General Counsel

Signature Block Format	STATE FARM LIFE INSURANCE COMPANY By: Name: Title: By: Name: Title:

Tax Identification Number	37-0533090

Schedule A - 35

Purchaser Name	STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

Name in Which to Register Note(s)	STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

Second Funding Registration Number(s); Principal Amount(s)	RX-8; $1,000,000
Payment on account of Note(s)

Method Account information

Federal Funds Wire Transfer

JPMorganChase

ABA#    XXXXX

Attn:      XXXXX

A/C#     XXXXX

For further credit to:        State Farm Life and Accident Assurance Company

                                          Custody Account # XXXX

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series X Senior Notes Due December 13, 2027	PPN: 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments

State Farm Life and Accident Assurance Company

Investment Dept. E-8

One State Farm Plaza

Bloomington, IL 61710

Email: privateplacements@statefarm.com

and

State Farm Life and Accident Assurance Company

Investment Accounting Dept. D-3

One State Farm Plaza

Bloomington, IL 61710

Address / Fax # / Email for all other notices	State Farm Life and Accident Assurance Company Investment Dept. E-8 One State Farm Plaza Bloomington, IL 61710 Email: privateplacements@statefarm.com

Instructions re Delivery of Note(s)	JPMorgan Chase Bank, N.A. 4 Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept. Account: G06895 cc: Christiane M. Stoffer, Associate General Counsel

Schedule A - 36

Purchaser Name	STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

Signature Block Format	STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY By: Name: Title: By: Name: Title:

Tax Identification Number	37-0805091

Schedule A - 37

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Name in which to register Note(s)	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

First Funding Registration Number(s); Principal Amount(s)	RU-8 $5,000,000 RV-9; $13,000,000 RW-15; $20,000,000

Second Funding Registration Number(s); Principal Amount(s)	RX-9; $12,000,000

Payment on account of Note(s)

Method Account information	Automated Clearing House System JPMorgan Chase Bank, N.A. ABA# XXXXXX Account #: XXXXXX Account Name: XXXXXX For further credit to: Account # XXXXXX Ref: “Accompanying information” below

Accompanying Information

Name of Issuer: AMETEK, INC.

Description of Security:

Series U Senior Notes Due December 13, 2028

Series V Senior Notes Due December 13, 2027

Series W Senior Notes Due December 13, 2025

Series X Senior Notes Due December 13, 2027

PPN: 031100 N@5 031100 N#3 031100 P*5 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Schedule A - 38

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Address / Fax # / Email for notices related to payments

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attn: Securities Accounting Division

Phone: 212-916-5504

Facsimile: (212) 916-4699

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, NJ 07101

and

Teachers Insurance and Annuity Association of America

c/o Nuveen Alternatives Advisors LLC

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

Attention: Global Private Markets

Telephone:        (704) 988-4349 (Name: Ho Young-Lee)

                           (212) 916-4000 (General Number)

Facsimile:         (704) 988-4916

Address / Fax # for all other notices

Teachers Insurance and Annuity Association of America

c/o Nuveen Alternatives Advisors LLC

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

Attention: Global Private Markets

Telephone:        (704) 988-4349 (Name: Ho Young-Lee)

                           (212) 916-4000 (General Number)

Facsimile:         (704) 988-4916

Instructions re Delivery of Note(s)

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

For TIAA A/C #XXXXX

With a copy to (include note, transmittal letter & tracking information):

Email: noelle.sproul@nuveen.com

Email: bridget.taylor@nuveen.com

Signature Block Format

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York domiciled life insurance company

By:          Nuveen Alternatives Advisors LLC,

                a Delaware limited liability company,

                its investment manager

By:

Name:

Title:

Tax Identification Number	13-1624203

Schedule A - 39

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RU-9; $5,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer The Bank of New York Mellon ABA # XXXX BNF Account #: XXXX Ref: XXXX and “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series U Senior Notes Due December 13, 2028	PPN: 031100 N@5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	Jackson National Life Insurance Company c/o The Bank of New York Mellon P O Box 392003 Attn: P & I Department Pittsburgh, PA 15251-9003

Address / Fax # For All Other Notices with copies of Financial Information

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Elena Unger

Phone: (312) 634-7853, Fax: (312) 634-0054

Email: elena.unger@ppmamerica.com

Email: PPMAPrivateReporting@ppmamerica.com

Instructions re Delivery of Note(s)	The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department Ref: 187243

Signature Block Format	JACKSON NATIONAL LIFE INSURANCE COMPANY By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company By: Name: Title:

Tax Identification Number	38-1659835

Schedule A - 40

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RW-16; $25,000,000

Payment on account of Note(s)

Method Account information	Federal Funds Wire Transfer The Bank of New York Mellon ABA # XXXXX Account #: XXXXX Ref: XXXX and “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	Jackson National Life Insurance Company c/o The Bank of New York Mellon P O Box 392003 Attn: P & I Department Pittsburgh, PA 15251-9003

Address / Fax # For All Other Notices with copies of Financial Information

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Elena Unger

Phone: (312) 634-7853, Fax: (312) 634-0054

Email: elena.unger@ppmamerica.com

Email PPMAPrivateReporting@ppmamerica.com

Instructions re Delivery of Note(s)	The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department Ref: 187242

Signature Block Format	JACKSON NATIONAL LIFE INSURANCE COMPANY By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company By: Name: Title:

Tax Identification Number	38-1659835

Schedule A - 41

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RW-17; $10,000,000

Payment on account of Note(s)

Method Account information	Federal Funds Wire Transfer The Bank of New York Mellon ABA # XXXXX Account #: XXXXX Ref: XXXX and “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # For Notices Relating To Payments	Jackson National Life Insurance Company c/o The Bank of New York Mellon P O Box 392003 Attn: P & I Department Pittsburgh, PA 15251-9003

Address / Fax # For All Other Notices with copies of Financial Information

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Elena Unger

Phone: (312) 634-7853, Fax: (312) 634-0054

Email: elena.unger@ppmamerica.com

Email PPMAPrivateReporting@ppmamerica.com

Instructions re Delivery of Note(s)	The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department Ref: 187241

Signature Block Format	JACKSON NATIONAL LIFE INSURANCE COMPANY By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company By: Name: Title:

Tax Identification Number	38-1659835

Schedule A - 42

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RT-4; €25,000,000

Payment on account of Note(s)

Method Account Information

Federal Funds Wire Transfer

Account Name:    Massachusetts Mutual Life Insurance Company

Account #:            XXXX

IBAN #  XXXX

Bank:      Citibank London

SWIFT: XXXX

Correspondent Bank        Citibank Europe PLC Dublin

Correspondent Bank SWIFT        XXXX

Ref:        Payment with cover under XXXX

RE: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series T Senior Notes Due December 13, 2027	PPN: 031100 N*7

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments

Massachusetts Mutual Life Insurance Company

Treasury Operations Securities Management

1295 State Street

Springfield, MA 01111

Attn: Janelle Tarantino

With a copy to:

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Address / Fax # / Email for all other notices including electronic delivery of financials and other information to:

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com

pdgportfolioadmin@barings.com

Ben.Jones@barings.com

Schedule A - 43

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Instructions re Delivery of Note(s)

Massachusetts Mutual Life Insurance Company

1295 State Street, MIP: E415

Springfield, MA 01111

Attention: Janelle Tarantino, Treasury Operations Securities Management

Telephone: 413-744-1885

E-mail: Jtarantino@massmutual.com

With a copy to:

Michelle.Kearney@barings.com

Diane.Murphy@barings.com

Nancy.Wood@barings.com

Signature Block Format	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Barings LLC as Investment Adviser By: Name: Title:

Tax Identification Number	04-1590850

Schedule A - 44

Purchaser Name	MUFG FUND SERVICES (CAYMAN) LIMITED, ACTING SOLELY IN ITS CAPACITY AS TRUSTEE OF BRIGHT – I FUND, A SUB-FUND OF GLOBAL PRIVATE CREDIT UMBRELLA UNIT TRUST

Name in Which to Register Note(s)	TTNY & CO.

First Funding Registration Number(s); Principal Amount(s)	RW-18; $7,000,000

Payment on account of Note(s)

Method Account Information

Federal Funds Wire Transfer

JP Morgan Chase Bank, NA

New York, New York

ABA # XXXXX

Account No: XXXX

Account Name: Mitsubishi UFJ Trust and Banking Corp, NY Branch

FFC: Bright-I Fund a/c XXXXX

RE: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments

MUFG Fund Services (Cayman) Limited, acting solely

in its capacity as trustee of Bright – I Fund, a sub-fund

of Global Private Credit Umbrella Unit Trust

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com

pdgportfolioadmin@barings.com

Ben.Jones@barings.com

Address / Fax # / Email for all other notices and Electronic Delivery of Financials and other information to:

MUFG Fund Services (Cayman) Limited, acting solely

in its capacity as trustee of Bright – I Fund, a sub-fund

of Global Private Credit Umbrella Unit Trust c/o Barings LLC

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com

pdgportfolioadmin@barings.com

Ben.Jones@barings.com

Schedule A - 45

Purchaser Name	MUFG FUND SERVICES (CAYMAN) LIMITED, ACTING SOLELY IN ITS CAPACITY AS TRUSTEE OF BRIGHT – I FUND, A SUB-FUND OF GLOBAL PRIVATE CREDIT UMBRELLA UNIT TRUST

Instructions re Delivery of Note(s)

DTCC New York Window

570 Washington Blvd – 5th floor

Jersey City, NJ 07310

Attn: Terrance Hines (ph: 212-855-4473)

FBO: Mitsubishi UFJ Trust and Banking Corp Participant #2932 for 1091170281

With a copy to:

Michelle.Kearney@barings.com

Diane.Murphy@barings.com

Nancy.Wood@barings.com

Signature Block Format

MUFG FUND SERVICES (CAYMAN) LIMITED, acting solely in its capacity as trustee of Bright – I Fund, a sub-fund of Global Private Credit Umbrella Unit Trust*

By:         Barings LLC as Investment Adviser

               By:

               Name:

               Title:

* Trustee’s obligations in such capacity will be solely the obligations of the Trustee acting on behalf of Bright – I Fund, and that no creditor will have any recourse against any of the Trustee, (or any of its directors, officers or employees) for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection with actions taken by the Trustee, with any recourse to the Trustee limited to the assets of Bright – I Fund

Tax Identification Number	N/A

Schedule A - 46

Purchaser Name	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

Name in which to register Note(s)	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RV-10; $13,000,000

Second Funding Registration Number(s); Principal Amount(s)	RX-10; $12,000,000

Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

The Bank of New York Mellon

ABA #XXXXX

BNF: XXXXX

F/A/O Nationwide Life and Annuity Insurance Company, Acct #XXXX

Attn: P & I Department

Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027 Series X Senior Notes Due December 13, 2027	PPN: 031100 N#3 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email For Notices Relating To Payments

Nationwide Life and Annuity Insurance Company

c/o The Bank of New York Mellon

P O Box 392003

Attn: P & I Department

Pittsburgh, PA 15251

With a copy to:

Nationwide Life and Annuity Insurance Company

Nationwide Investments - Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, OH 43215-2220

Address / Fax # / Email For All Other Notices	Nationwide Life and Annuity Insurance Company Nationwide Investments – Private Placements E-mail: ooinwpp@nationwide.com One Nationwide Plaza (1-05-801) Columbus, OH 43215-2220

Instructions re Delivery of Note(s)	The Depository Trust Company 570 Washington Blvd. – 5th Floor Jersey City, NY 07310 Attn: BNY Mellon/Branch Deposit Department F/A/O Nationwide Life and Annuity Insurance Co. Acct #267961
Signature Block Format	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY By: Name: Title: Authorized Signatory
Tax Identification Number	31-1000740

Schedule A - 47

Purchaser Name	AXA EQUITABLE LIFE INSURANCE COMPANY

Name in which to register Note(s)	AXA EQUITABLE LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RV-11; $8,000,000

Second Funding Registration Number(s); Principal Amount(s)	RX-11; $11,000,000

Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

JP Morgan Chase

Account (s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: XXXXX

Bank Account: XXXXX

Custody Account: XXXXX

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027 Series X Senior Notes Due December 13, 2027	PPN: 031100 N#3 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas, 37th Floor

New York, New York 10105

Attention: Cosmo Valente / Angel Salazar / Mei Wong

Telephone #: 212- 969-6384 / 212-823-2873 / 212-969-2112

Email: cosmo.valente@alliancebernstein.com

angel.salazar@alliancebernstein.com

mei.wong@alliancebernstein.com

Address / Fax # / Email for all other notices

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas

38th Floor

New York, NY 10105

Attention: Richard Federico

Telephone: 212-969-2349

Email: richard.federico@alliancebernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

Instructions re Delivery of Note(s)	AXA Equitable Life Insurance Company 525 Washington Blvd., 34th Floor Jersey City, NJ 07310 Attention: Lynn Garofalo Telephone Number: (201) 743-6634

Schedule A - 48

Purchaser Name	AXA EQUITABLE LIFE INSURANCE COMPANY
Signature Block Format	AXA EQUITABLE LIFE INSURANCE COMPANY By: Name: Title:
Tax Identification Number	13-557-0651

Schedule A - 49

Purchaser Name	AXA EQUITABLE LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	AXA EQUITABLE LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RV-12; $4,000,000

Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

JP Morgan Chase

Account (s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: XXXXX

Bank Account: XXXXX

Custody Account: XXXXX

Ref: “Accompanying Information” below

Accompanying Information

Name of Issuer: AMETEK, INC.

Description of Security:

Series V Senior Notes Due December 13, 2027

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

PPN: 031100 N#3

Address / Fax # / Email for notices related to payments

AXA Equitable Life Insurance Company

C/O AllianceBernstein LP

1345 Avenue of the Americas, 37th Floor

New York, New York 10105

Attention: Cosmo Valente Angel Salazar / Mei Wong

Telephone: 212/969-6384 / 212-969-2491 / 212-969-2112

Email: cosmo.valente@alliancebernstein.com

angel.salazar@alliancebernstein.com

mei.wong@alliancebernsteinl.com

Address / Fax # / Email for all other notices

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas, 38th Floor

New York, NY 10105

Attention: Richard Federico

Telephone: 212-969-2349

Email: richard.federico@alliancebernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

Instructions re Delivery of Note(s)	AXA Equitable Life Insurance Company 525 Washington Blvd.; 34th Floor Jersey City, New Jersey 07310 Attention: Lynn Garofalo Telephone Number: 201-743-6634

Signature Block Format	AXA EQUITABLE LIFE INSURANCE COMPANY By: Name: Title:

Tax Identification Number	13-557-0651

Schedule A - 50

Purchaser Name	HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

Name in which to register Note(s)	CUDD & CO, LLC

First Funding Registration Number(s); Principal Amount(s)	RV-13; $1,000,000

Second Funding Registration Number(s); Principal Amount(s)	RX-12; $1,000,000

Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

JP Morgan / Chase

ABA No.: XXXXXX

For Credit to the Private Income Processing Group

Account Number: XXXXX

Account: Horizon Blue Cross and Blue Shield of New Jersey-XXXX

Ref: “See Accompanying Information”

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027 Series X Senior Notes Due December 13, 2027	PPN: 031100 N#3 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made

Address / Email for all notices of payments and written confirmation

JP Morgan Chase Manhattan Bank

14201 N. Dallas Parkway

13th Floor

Dallas, TX 75254-2917

Fax: 469-477-1904

With Copy to:

Horizon Blue Cross Blue Shield of New Jersey

c/o AllianceBernstein LP

1345 Avenue of the Americas, 37th Floor

New York, NY 10105

Attention: Angel Salazar/ Mei Wong / Cosmo Valente

Telephone #: 212 -969-2491 / 212-969-2112 / 212-969-6384

Email: angel.salazar@alliancebernstein.com

mei.wong@alliancebernstein.com

cosmo.valente@alliancebernstein

and

Horizon Blue Cross and Blue Shield of New Jersey

Three Penn Plaza

PP-15K

Newark, NJ 07105-2200

Attention: Susan McCarthy-Manager Cash & Investments

Telephone: 973-466-8568 / 973-466-4375

Fax:            973-466-8461

Schedule A - 51

Purchaser Name	HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY
Address / Email for other communications

Horizon Blue Cross and Blue Shield of New Jersey

c/o AllianceBernstein LP

1345 Avenue of the Americas

38th Floor

New York, NY 10105

Attention: Richard Federico

Telephone: 212- 969-2349

Email: richard.federico@alliancebernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

Instructions re Delivery of Note(s)	AllianceBernstein LP 1345 Avenue of the Americas, 37th Floor New York, NY 10105 Attention: Angel Salazar/Cosmo Valente Telephone: 212-969-2491/212-969-6384

Signature Block Format	HORIZON BLUE CROSS BLUE SHIELD NEW JERSEY By: AllianceBernstein LP, its Investment Advisor By: Name: Title:

Tax Identification Number	22-0999690

Schedule A - 52

Purchaser Name	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Name in Which to Register Note(s)	MAC & CO., LLC

First Funding Registration Number(s); Principal Amount(s)	RV-14; $7,000,000 RW-19; $10,000,000

Second Funding Registration Number(s); Principal Amount(s)	RX-13; $8,000,000

Payment on account of Note(s) Method Account Information

Federal Funds Wire Transfer

Bank: The Bank of New York Mellon, NY

ABA Number: XXXXX

SWIFT Code: XXXXX

Account Name: AZL Special Investments—XXXXX

Account Number: XXXXX

Attn: Private Placements

Ref: “See Accompanying Information”

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027 Series W Senior Notes Due December 13, 2025 Series X Senior Notes Due December 13, 2027	PPN: 031100 N#3 031100 P*5 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for all other notices	Allianz Life Insurance Company of North America c/o Allianz Global Investors U.S. LLC Attn: Private Placements 55 Greens Farms Road Westport, CT 06880 Phone: 203-293-1900 Email: ppt@allianzgi.com

Instructions re Delivery of Note(s)	The Depository Trust Company BNY Mellon Branch Deposit Services 570 Washington Blvd. – 5th Flr. Jersey City, NJ 07310 Reference in Letter of Transmittal: AZL Special Investments—836980

Signature Block Format	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA By: Allianz Global Investors U.S. LLC as the authorized signatory and investment manager By: Name: Title:

Tax Identification Number	23-6019000 (MAC & CO., LLC)

Schedule A - 53

Purchaser Name	CONNECTICUT GENERAL LIFE INSURANCE COMPANY

Name in which to register Note(s)	CIG & CO. JPM LLC

First Funding Registration Number(s); Principal Amount(s)	RV-15; $1,000,000 RV-16; $1,600,000 RV-17; $2,100,000 RV-18; $1,000,000 RV-19; $1,000,000 RW-20; $1,000,000 RW-21; $1,000,000 RW-22; $1,000,000 RW-23; $1,000,000 RW-24; $1,000,000 RW-25; $1,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer JPMorgan Chase Bank BNF=CIGNA Private Placements/AC=XXXX ABA# XXXXXX OBI=“Accompanying Information” below.

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027 Series W Senior Notes Due December 13, 2025	PPN: 031100 N#3 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to payments

CIG & Co.

c/o CIGNA Investments, Inc.

Attn: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, CT 06002

E-Mail: Taylor.Webster@Cigna.com

E-Mail: CIMFixedIncomeSecurities@Cigna.com

Address / Fax # for all other notices

CIG & Co.

c/o CIGNA Investments, Inc.

Attn: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, CT 06002

E-Mail: Taylor.Webster@Cigna.com

E-Mail: CIMFixedIncomeSecurities@Cigna.com

Instructions re Delivery of Note(s)	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department 718-242-0264 Together with Transmittal to Securities Custodian Letter

Schedule A - 54

Purchaser Name	CONNECTICUT GENERAL LIFE INSURANCE COMPANY

Signature Block Format	CONNECTICUT GENERAL LIFE INSURANCE COMPANY By: CIGNA Investments, Inc. (authorized agent) By: Name: Title:

Tax Identification Number	13-3574027 (for CIG & Co. JPM LLC)

Schedule A - 55

Purchaser Name	CIGNA LIFE INSURANCE COMPANY OF NEW YORK

Name in which to register Note(s)	CIG & CO. JPM LLC

First Funding Registration Number(s); Principal Amount(s)	RV-20; $1,000,000 RW-26; $1,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer JPMorgan Chase Bank BNF=CIGNA Private Placements/AC=XXXXXX ABA# XXXXXX OBI=“Accompanying Information” below.

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027 Series W Senior Notes Due December 13, 2025	PPN: 031100 N#3 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to payments

CIG & Co.

c/o CIGNA Investments, Inc.

Attn: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, CT 06002

E-Mail: Taylor.Webster@Cigna.com

E-Mail: CIMFixedIncomeSecurities@Cigna.com

Address / Fax # for all other notices

CIG & Co.

c/o CIGNA Investments, Inc.

Attn: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, CT 06002

E-Mail: Taylor.Webster@Cigna.com

E-Mail: CIMFixedIncomeSecurities@Cigna.com

Instructions re Delivery of Notes	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department 718-242-0264 Together with Transmittal to Securities Custodian Letter

Signature Block	CIGNA LIFE INSURANCE COMPANY OF NEW YORK By: CIGNA Investments, Inc. (authorized agent) By: Name: Title:

Tax identification number	13-3574027 (for CIG & Co. JPM LLC)

Schedule A - 56

Purchaser Name	LIFE INSURANCE COMPANY OF NORTH AMERICA

Name in which to register Note(s)	CIG & CO. JPM LLC

First Funding Registration Number(s); Principal Amount(s)	RV-21; $4,500,000 RW-27; $1,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer JPMorgan Chase Bank BNF=CIGNA Private Placements/AC=XXXX ABA# XXXXXX OBI=“Accompanying Information” below.

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027 Series W Senior Notes Due December 13, 2025	PPN: 031100 N#3 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to payments

CIG & Co.

c/o CIGNA Investments, Inc.

Attn: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, CT 06002

E-Mail: Taylor.Webster@Cigna.com

E-Mail: CIMFixedIncomeSecurities@Cigna.com

Address / Fax # for all other notices

CIG & Co.

c/o CIGNA Investments, Inc.

Attn: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, CT 06002

E-Mail: Taylor.Webster@Cigna.com

E-Mail: CIMFixedIncomeSecurities@Cigna.com

Instructions re Delivery of Note(s)	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department 718-242-0264 Together with Transmittal to Securities Custodian Letter

Signature Block Format	LIFE INSURANCE COMPANY OF NORTH AMERICA By: CIGNA Investments, Inc. (authorized agent) By: Name: Title:

Tax Identification Number	13-3574027 (for CIG & Co. JPM LLC)

Schedule A - 57

Purchaser Name	CIGNA HEALTH AND LIFE INSURANCE COMPANY

Name in which to register Note(s)	CIG & CO. JPM LLC

First Funding Registration Number(s); Principal Amount(s)	RV-22; $2,800,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer JPMorgan Chase Bank BNF=CIGNA Private Placements/AC=XXXXX ABA# XXXXXX OBI=“Accompanying Information” below.

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027	PPN: 031100 N#3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to payments

CIG & Co.

c/o CIGNA Investments, Inc.

Attn: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, CT 06002

E-Mail: Taylor.Webster@Cigna.com

E-Mail: CIMFixedIncomeSecurities@Cigna.com

Address / Fax # for all other notices

CIG & Co.

c/o CIGNA Investments, Inc.

Attn: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, CT 06002

E-Mail: Taylor.Webster@Cigna.com

E-Mail: CIMFixedIncomeSecurities@Cigna.com

Instructions re Delivery of Note(s)	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department 718-242-0264 Together with Transmittal to Securities Custodian Letter

Signature Block Format	CIGNA HEALTH AND LIFE INSURANCE COMPANY By: CIGNA Investments, Inc. (authorized agent) By: Name: Title:

Tax Identification Number	13-3574027 (for CIG & Co. JPM LLC)

Schedule A - 58

Purchaser Name	THE STATE LIFE INSURANCE COMPANY

Name in which to register Note(s)	THE STATE LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RV-23; $3,000,000

Second Funding Registration Number(s); Principal Amount(s)	RX-14; $10,000,000

Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

THE STATE LIFE INSURANCE COMPANY

Bank of New York

ABA #: XXXXXX

Credit Account: XXXXXX

Account Name: The State Life Insurance Company

Account #: XXXXX

P & I Breakdown: (Insert)

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027 Series X Senior Notes Due December 13, 2027	PPN: 031100 N#3 031100 P@3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address for all notices and communications	American United Life Insurance Company Attn: Mike Bullock, Securities Department One American Square, Suite 1017 Post Office Box 368 Indianapolis, IN 46206 mike.bullock@oneamerica.com

Instructions re Delivery of Note(s)	The Depository Trust Company Attn: BNY Mellon/Branch Deposit Dept. Acct # 343761 State Life, c/o AUL 570 Washington Blvd. – 5th Floor Jersey City, NJ 07310

Signature Block Format	THE STATE LIFE INSURANCE COMPANY By: American United Life Insurance Company Its: Agent By: Name: Title:

Tax Identification Number	35-0684263

Schedule A - 59

Purchaser Name	UNITED FARM FAMILY LIFE INSURANCE COMPANY

Name in which to register Note(s)	UNITED FARM FAMILY LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RV-24; $2,000,000

Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

The Northern Trust Company

ABA XXXXX

Trust Wire Account #XXXXX

A/C: UFF Life Insurance Company

A/C#: XXXXXX

Attn: Laura Hirsch or Paul Campbell

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027	PPN: 031100 N#3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address for all notices of payment	Soft copy to: Roger.mccarty@infarmbureau.com Or paper copy to: Indiana Farm Bureau Insurance Investment Accounting Department P.O. Box 1250 Indianapolis, IN 46206-1250

Address for all notices and communications	American United Life Insurance Company Attn: Mike Bullock, Securities Department One American Square, Suite 1017 Post Office Box 368 Indianapolis, IN 46206 mike.bullock@oneamerica.com

Instructions re Delivery of Note(s)	The Northern Trust Company Trade Securities Processing, C-1N 801 South Canal Street Acct # XXXX / UFF Life Insurance Company Chicago, IL 60607

Signature Block Format	UNITED FARM FAMILY LIFE INSURANCE COMPANY By: American United Life Insurance Company Its: Agent By: Name: Title:

Tax Identification Number	35-1097117

Schedule A - 60

Purchaser Name	THRIVENT FINANCIAL FOR LUTHERANS

Name in Which to Register Note(s)	THRIVENT FINANCIAL FOR LUTHERANS

First Funding Registration Number(s); Principal Amount(s)	RV-25; $7,000,000 RW-28; $8,000,000

Payment on account of Note(s) Method Account Information	Federal Funds Wire Transfer State Street Bank & Trust Co. ABA # XXXXX DDA # A/C - XXXXX Fund Number: XXXXX Fund Name: Thrivent Financial for Lutherans Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series V Senior Notes Due December 13, 2027 Series W Senior Notes Due December 13, 2025	PPN: 031100 N#3 031100 P*5
Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets

Investment Division - Private Placements

Attn: Christopher Patton

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, MN 55415

Fax: 612-844-4027

Email: privateinvestments@thrivent.com

With a copy to:

Attn: Jeremy Anderson or Harmon Bergenheier

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, MN 55415

Email: boxprivateplacement@thrivent.com

Address / Fax # For All Other Notices	Thrivent Financial for Lutherans Attn: Investment Division - Private Placements 625 Fourth Avenue South Minneapolis, MN 55415 Fax: 612-844-4027 Email: privateinvestments@thrivent.com

Instructions re Delivery of Note(s)

DTCC

Newport Office Center

570 Washington Blvd

Jersey City, 07310

Attention: 5th Floor / NY Window / Robert Mendez

Ref:      State Street Account

             Fund Name: Thrivent Financial for Lutherans

             Fund Number: NCE1

With a copy to: Lisa Corbin boxprivateplacementlegal@thrivent.com

Schedule A - 61

Purchaser Name	THRIVENT FINANCIAL FOR LUTHERANS

Signature Block Format	THRIVENT FINANCIAL FOR LUTHERANS By: Name: Christopher Patton Title: Managing Director

Tax Identification Number	39-0123480

Schedule A - 62

Purchaser Name	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RU-10; $2,000,000 RW-29; $3,000,000

Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

J.P. Morgan Chase Bank, N.A.

4 Chase Metrotech Center

Brooklyn, New York 11245-0001

ABA XXXXX

DDA: XXXXX

FFC Acct# XXXXX

Account Name: XXXXX

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series U Senior Notes Due December 13, 2028 Series W Senior Notes Due December 13, 2025	PPN: 031100 N@5 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices Relating to Payments

AEGON USA Investment Management, LLC

Attn: AAM GA Portfolio Accounting MS 3G-CR

6300 C Street SW.

Cedar Rapids, IA 52499

Email: shaamgapportfolioacc@aegonusa.com

And

AEGON USA Investment Management, LLC

Attn: Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: privateplacements@aegonusa.com

(Please include Cusip # in the subject line)

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 3C-CR

6300 C Street SW.

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonusa.com

Schedule A - 63

Purchaser Name	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

All Other Notices	AEGON USA Investment Management, LLC Attn: Director of Private Placements MS 3C-CR 6300 C Street SW Cedar Rapids, IA 52499 T (319) 355-2429 privateplacements@aegonusa.com

Instructions re Delivery of Note(s)	A signed copy of the Note must be sent to InvSettlements@aegonusa.com and Invportfolioadministration@aegonusa.com. A letter with Custody Vault Instructions will be sent back.

Signature Block Format	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY BY: AEGON USA Investment Management, LLC, its investment manager By: Name: Title:
Tax Identification Number	36-6071399

Schedule A - 64

Purchaser Name	TRANSAMERICA LIFE (BERMUDA) LTD

Name in Which to Register Note(s)	TRANSAMERICA LIFE (BERMUDA) LTD

First Funding Registration Number(s); Principal Amount(s)	RW-30; $7,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer Citibank, N.A. 111 Wall Street New York, NY 10043 ABA #XXXXX DDA #XXXXX Custody Account No. XXXXX FFC XXXXX Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices Relating to Payments

AEGON USA Investment Management, LLC

Attn: AAM GA Portfolio Accounting MS 3G-CR

6300 C Street SW.

Cedar Rapids, IA 52499

Email: shaamgapportfolioacc@aegonusa.com

And

AEGON USA Investment Management, LLC

Attn: Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

Email: privateplacements@aegonusa.com

(Please include Cusip # in the subject line)

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 3C-CR

6300 C Street SW.

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonusa.com

Schedule A - 65

Purchaser Name	TRANSAMERICA LIFE (BERMUDA) LTD

All Other Notices

AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonusa.com

Copy of Tax Documents to be sent to:

Transamerica International (Bermuda) Ltd

Milner Place, Top Floor

32 Victoria Street

Hamilton HM12 Bermuda

Instructions re Delivery of Note(s)	A signed copy of the Note must be sent to InvSettlements@aegonusa.com and Invportfolioadministration@aegonusa.com. A letter with Custody Vault Instructions will be sent back.

Signature Block Format	TRANSAMERICA LIFE (BERMUDA) LTD BY: AEGON USA Investment Management, LLC, its investment manager By: Name: Title:

Tax Identification Number	98-0481010

Schedule A - 66

Purchaser Name	PACIFIC LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	MAC & CO., AS NOMINEE FOR PACIFIC LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RU-11; $5,000,000 RU-12; $5,000,000

Payment on account of Note(s) Method Account Information

Federal Funds Wire Transfer

The Bank of New York Mellon

ABA#XXXXX

Account Number: XXXXX

Account Name: The Bank of New York Mellon - P&I Dept.

FFC: Account XXXX400 - Pacific Life Ins Co - General Acct

Regarding: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series U Senior Notes Due December 13, 2028	PPN: 031100 N@5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # / Email for notices related to payments

The Bank of New York Mellon

Attn: Pacific Life Accounting Team

One Mellon Bank Center

Room 1130

Pittsburgh, PA 15258-0001

And

Pacific Life Insurance Company

Attn: IM – Cash Team

700 Newport Center Drive

Newport Beach, CA 92660

Fax: 949-718-5845

Address / Fax # / Email for all other notices	Pacific Life Insurance Company Attn: IM – Credit Analysis 700 Newport Center Drive Newport Beach, CA 92660-6397 Email: PrivatePlacementCompliance@PacificLife.com

Instructions re Delivery of Note(s)	The Depository Trust Company Attn: BNY Mellon/Branch Deposit Department 570 Washington Blvd—5th Floor Jersey City, NJ 07310 Account Name:Pacific Life Ins Co—General Acct A/C #: 5966218400

Schedule A - 67

Purchaser Name	PACIFIC LIFE INSURANCE COMPANY

Signature Block Format	PACIFIC LIFE INSURANCE COMPANY By: Name: Title: By: Name: Title:

Tax Identification Number	95-1079000

Schedule A - 68

Purchaser Name	COLONIAL LIFE & ACCIDENT INSURANCE COMPANY
Name in Which to Register Note(s)	CUDD & CO. LLC

First Funding Registration Number(s); Principal Amount(s)	RU-13; $10,000,000

Payment on account of Note(s) Method Account Information	Federal Funds Wire Transfer CUDD & CO. c/o JPMorgan Chase Bank New York, NY ABA # XXXXX SSG Private Income Processing NC #XXXX Custodial Account No. XXXX Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series U Senior Notes Due December 13, 2028	PPN: 031100 N@5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax# / Email for all notices and communications

Provident Investment Management, LLC

Private Placements

One Fountain Square

Chattanooga, Tennessee 37402

Telephone:          (423) 294-1172

Fax:                     (423) 209-3781

Email:                  snbrown@unum.com and a copy to

                              PrivateCompliance@unum.com

Instructions re Delivery of Note(s)

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Physical Receive Dep for.

Brooklyn, NY 11245-0001

Attn: Aubrey Reuben

Telephone: (718) 242-0269

ACCOUNT NO.: XXXX (Colonial Life & Accident Insurance Company)

Signature Block Format	COLONIAL LIFE & ACCIDENT INSURANCE COMPANY By: Provident Investment Management, LLC Its: Agent By Name: Ben Vance Title: Vice President, Senior Managing Director

Tax Identification Number	13-6022143 (CUDD & CO. LLC)

Schedule A - 69

Purchaser Name	THE OHIO NATIONAL LIFE INSURANCE COMPANY

Name in which to register Note(s)	THE OHIO NATIONAL LIFE INSURANCE COMPANY

First Funding Registration Number(s); Principal Amount(s)	RW-31; $7,000,000

Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

U.S. Bank N.A.

5th & Walnut Streets

Cincinnati, OH 45202

ABA #XXXXX

SWIFT Code/BIC:     XXXXX

For credit to The Ohio National Life Insurance Company’s Account No. XXXXX

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # For all Notices and Communications	The Ohio National Life Insurance Company One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506 With a copy to: privateplacements@ohionational.com

Instructions re Delivery of Note(s)	The Ohio National Life Insurance Company One Financial Way Cincinnati, OH 45242 Attention: Investment Department

Signature Block Format	THE OHIO NATIONAL LIFE INSURANCE COMPANY By: Name: Annette M. Teders Title: Vice President

Tax Identification Number	31-0397080

Schedule A - 70

Purchaser Name	OHIO NATIONAL LIFE ASSURANCE CORPORATION

Name in which to register Note(s)	OHIO NATIONAL LIFE ASSURANCE CORPORATION

First Funding Registration Number(s); Principal Amount(s)	RW-32; $3,000,000

Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

U.S. Bank N.A.

5th & Walnut Streets

Cincinnati, OH 45202

ABA #XXXXX

SWIFT Code/BIC: XXXXX

For credit to Ohio National Life Assurance Corporation’s Account No. XXXXXX

Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer: AMETEK, INC. Description of Security: Series W Senior Notes Due December 13, 2025	PPN: 031100 P*5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # For all Notices and Communications	Ohio National Life Assurance Corporation One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506 With a copy to: privateplacements@ohionational.com

Instructions re Delivery of Note(s)	Ohio National Life Assurance Corporation One Financial Way Cincinnati, OH 45242 Attention: Investment Department

Signature Block Format	OHIO NATIONAL LIFE ASSURANCE CORPORATION By: Name: Annette M. Teders Title: Vice President

Tax Identification Number	31-0962495

Schedule A - 71

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Accountants’ Certificate” is defined in Section 7.1(b).

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of Voting Stock of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of Voting Stock. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“this Agreement” is defined in Section 17.3.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Applicable Rate” means, with respect to any Note, the “Applicable Rate” as defined in such Note.

“Attributable Receivables Indebtedness” at any time shall mean the principal amount of Indebtedness which (a) if a Permitted Receivables Securitization Program is structured as a secured lending arrangement, constitutes the principal amount of such Indebtedness or (b) if a Permitted Receivables Securitization Program is structured as a purchase agreement, would be outstanding at such time under the Permitted Receivables Securitization Program if the same were structured as a secured lending arrangement rather than a purchase arrangement.

“Bank Credit Agreement” means the Credit Agreement, dated as of September 22, 2011, among the Company, the Foreign Subsidiary Borrowers (as defined therein) from time to time party thereto, the lenders from time to time party thereto, Bank of America, N.A., PNC Bank National Association, SunTrust Bank and Wells Fargo Bank, National Association, as Co-Syndication Agents and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended and restated as of March 10, 2016 and October 30, 2018, and as may be further supplemented, amended, restated, refinanced or replaced from time to time, and any other credit agreement which may from time to time constitute the Company’s principal bank facility.

Schedule B-1

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Acquisition” means any acquisition by the Company or any Subsidiary of property or series of related acquisitions of property that constitutes (a) assets comprising all or substantially all or any significant portion of a business or operating unit of a business, or (b) all or substantially all of the common stock or other equity interests of a Person.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City, London, England or Frankfurt, Germany are required or authorized to be closed.

“Business Disposition” means any disposition by the Company or any Subsidiary of property or series of related dispositions of property that constitutes (a) assets comprising all or substantially all of a business or operating unit of a business, or (b) all or substantially all or any significant portion of the common stock or other equity interests of a Person.

“Capital Lease” means, at any time, a lease which is accounted for as a capital lease in accordance with GAAP.

“Change of Control” is defined in Section 8.7.

“Change of Control Notice” is defined in Section 8.7.

“Change of Control Prepayment Date” is defined in Section 8.7.

“CISADA” means the United States Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010.

“Closing” is defined in Section 3.2.

“Closing Date” is defined in Section 3.2.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the introductory paragraph to this Agreement.

“Confidential Information” is defined in Section 20.

Schedule B-2

“Consolidated Debt” means, at any time, all Indebtedness of the Company and its Subsidiaries (excluding intercompany items) determined on a consolidated basis in accordance with GAAP, including Indebtedness under securitization transactions.

“Consolidated Tangible Assets” means, at any time, Consolidated Total Assets minus all amounts that would be shown on a consolidated balance sheet of the Company prepared as of such date as goodwill or other intangible assets.

“Consolidated Total Assets” means, at any time, all assets of the Company and its Subsidiaries as determined on a consolidated basis in accordance with GAAP.

“Controlled Affiliate” means, at any time, and with respect to any Person, any Affiliate of such Person that at such time is Controlled by such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.

“Debt Prepayment Transfer” is defined in Section 8.8.

“Default” means an event or condition the occurrence or existence of which would, with the giving of notice or the lapse of time, or both, become an Event of Default.

“Default Rate” means, with respect to any Note, that rate per annum of interest that is the greater of (a) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of such Note and (b) 2% above the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time at its principal office in New York, New York as its “base rate” for loans denominated in Euros or Dollars, as applicable.

“Disclosure Documents” is defined in Section 5.3.

“Disposition” is defined in Section 10.3.

“Dollar” or “$” means the lawful money of the United States.

“Dollar Equivalent” is defined in Section 22.8.

“Domestic Subsidiary” means any Subsidiary of the Company incorporated or organized in the United States or any state or territory thereof.

“EBITDA” means, for any period, Net Income plus, to the extent deducted from revenues in determining Net Income, (a) Interest Expense, (b) expense for income taxes paid or accrued, (c) depreciation, (d) amortization, (e) the amount of any increase in the Company’s LIFO reserve (exclusive of any portion thereof attributable to sales of assets) during such period (and minus any decrease in the Company’s LIFO reserve (exclusive of any portion thereof attributable to sales of

Schedule B-3

assets) during such period), (f) non-cash expenses related to stock based compensation, (g) other non-cash charges, without in any case giving effect to the amount for such period of gains or losses on sales of assets outside of the ordinary course of business and (h) other extraordinary or nonrecurring losses minus, to the extent included in Net Income, other extraordinary or nonrecurring gains, all calculated for the Company and its Subsidiaries on a consolidated basis.

“Electronic Delivery” is defined in Section 7.1(a).

“Elevated Interest Rate” is defined in Section 10.1.

“Elevated Ratio” is defined in Section 10.1.

“Elevated Ratio Notice” is defined in Section 10.1.

“Elevated Ratio Period” is defined in Section 10.1.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to and operation of a single or unified European currency (whether known as the Euro or otherwise).

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Material.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Euro” or “€” means the single currency of Participating Member States of the European Union.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“First Closing” is defined in Section 3.1.

“First Closing Date” is defined in Section 3.1.

“First Closing Purchasers” is defined in Section 3.1.

“Foreign Subsidiary” means any Subsidiary of the Company that is not a Domestic Subsidiary.

Schedule B-4

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

Schedule B-5

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including without limitation asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Indebtedness” means, as to any Person, at a particular time without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding trade payables and accrued expenses arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its reimbursement obligations in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money) solely to the extent drawn and limited to the drawn amounts;

(f) Swaps of such Person;

(g) all obligations in respect of securitization transactions entered into by such Person, including any obligations in respect of any Permitted Receivables Securitization Program; and

(h) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) above.

Schedule B-6

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (h) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of a Note holding (together with one or more of its Affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any mutual fund, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (d) any Related Fund of any holder of any Note.

“Interest Expense” means, with reference to any period, the interest expense (including without limitation interest expense under Capital Leases that is treated as interest in accordance with GAAP) of the Company and its Subsidiaries calculated on a consolidated basis for such period with respect to (a) all outstanding Indebtedness of the Company and its Subsidiaries allocable to such period in accordance with GAAP (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers acceptance financing and net costs under interest rate Swaps to the extent such net costs are allocable to such period in accordance with GAAP) and (b) the interest component of all Attributable Receivable Indebtedness of the Company and its Subsidiaries for such period, but excluding, however, amortization of deferred financing costs to the extent included in total interest expense, all as determined on a consolidated basis, in each case net of the total interest income (excluding non-cash interest income on investments issued with original issue discount) of the Company and its Subsidiaries for such period determined on a consolidated basis.

“Leverage Ratio” is defined in Section 10.1(a).

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Majority Holders” means at any time (a) prior to the earlier of (i) the Second Closing Date and (ii) the date all Purchasers have no further obligation to purchase Notes hereunder, a majority of (x) the Purchasers (by principal amount of their intended purchase hereunder) in respect of any Notes which have not been issued at such time and (y) the holders of the unpaid principal amount of the Notes at the time outstanding exclusive of Notes then owned by the Company or any of its Affiliates and (b) on or after the Second Closing Date, the holders of a majority of the unpaid principal amount of the Notes at the time outstanding exclusive of Notes then owned by the Company or any of its Affiliates.

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

Schedule B-7

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes or (c) the validity or enforceability of this Agreement or the Notes.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.2(a).

“Net Gain” is defined in Section 8.6.

“Net Income” means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries calculated in accordance with GAAP on a consolidated basis (without duplication) for such period.

“Notes” is defined in Section 1.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Pages/default.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Participating Member States” means each state so described in any EMU Legislation.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Receivables Securitization Program” means a receivables securitization program pursuant to which the Company or any Subsidiary sells or grants a security interest in its accounts receivable or an undivided interest therein, provided that the recourse of the purchaser or lender thereunder, as the case may be, for losses resulting from an obligor’s failure to pay a receivable due to credit problems is limited to such accounts receivable or an interest therein, and the collections thereof (it being understood that recourse to the Company and its Subsidiaries pursuant to provisions that are customary in an off-balance sheet accounts receivable transaction shall be permitted).

“Person” or “person” means an individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, business entity or Governmental Authority.

Schedule B-8

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Priority Debt” means, at any time, the sum (without duplication) of (a) all Indebtedness of the Company and its Subsidiaries secured by Liens other than the Liens described in clauses (a) through (i) of Section 10.2 and (b) all Indebtedness of Subsidiaries excluding (i) Indebtedness of any Subsidiary owing to the Company or a Wholly-Owned Subsidiary and (ii) Indebtedness of any Subsidiary Obligor.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, inchoate or otherwise.

“PTE” is defined in Section 6.2(a).

“Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for purposes of this Agreement upon such transfer.

“QPAM” is defined in Section 6.2(d).

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Qualifying Material Acquisition” means a Business Acquisition, or the last to occur of a series of Business Acquisitions consummated within a period of six consecutive months, if the aggregate consideration paid or to be paid in respect of such Business Acquisition (or, if applicable, Business Acquisitions) exceeds $150,000,000 (or its equivalent in other currencies) and the Company has designated such Business Acquisition (or, if applicable, Business Acquisitions) as a “Qualifying Material Acquisition” by written notice to the Purchasers and holders of Notes. For the avoidance of doubt, once any Business Acquisition has been so designated as (or as a part of) a Qualifying Material Acquisition, it may not be designated as (or as a part of) any other Qualifying Material Acquisition.

“Ratable Portion” means, in respect of any holder of any Note and any Disposition, an amount equal to the product of

Schedule B-9

(a) the net proceeds arising from such Disposition being offered to be applied to the payment of the Notes pursuant to Section 10.3(d)(ii), multiplied by

(b) a fraction, the numerator of which is the outstanding principal amount of such Note, and the denominator of which is the outstanding principal amount of all Notes.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Response Date” is defined in Section 8.7.

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the subject matter of the relevant portion of this Agreement.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Second Closing” is defined in Section 3.2.

“Second Closing Date” is defined in Section 3.2.

“Second Closing Purchasers” is defined in Section 3.2.

“Securities” or “Security” shall have the meaning specified in Section 2(a)(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Series T Notes” is defined in Section 1(a).

“Series T Purchaser” is defined in Section 3.1.

“Series U Notes” is defined in Section 1(b).

“Series U Purchaser” is defined in Section 3.1.

“Series V Notes” is defined in Section 1(c).

“Series V Purchaser” is defined in Section 3.1.

“Series W Notes” is defined in Section 1(d).

“Series W Purchaser” is defined in Section 3.1.

Schedule B-10

“Series X Notes” is defined in Section 1(e).

“Series X Purchaser” is defined in Section 3.2.

“Significant Subsidiary” means, at any time, each Subsidiary the total assets of which account for at least 10% of Consolidated Total Assets (determined as of the end of the Company’s then most recently ended fiscal quarter) and any two or more Subsidiaries the total assets of which, taken together, represent, on an aggregate basis, not less than 10% of Consolidated Total Assets (determined as of the end of the Company’s then most recently ended fiscal quarter).

“Source” is defined in Section 6.2.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means, as to any Person, any corporation or other business entity a majority of the combined voting power of all Voting Stock of which is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Obligor” means a Subsidiary that has guarantied or otherwise become obligated in respect of the Notes in accordance with the terms of Section 10.1(c).

“Surviving Person” is defined in Section 10.4(a).

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swap Reimbursement Amount” is defined in Section 8.6(c).

“Swaps” means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

“Transfer Prepayment Date” is defined in Section 8.8.

“Transfer Prepayment Offer” is defined in Section 8.8.

“US Dollar Notes” is defined in Section 8.6(a).

Schedule B-11

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country, or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Voting Stock” means, with respect to any Person, any shares of stock or other equity interests of any class or classes of such Person whose holders are entitled under ordinary circumstances (irrespective of whether at the time stock or other equity interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency) to vote for the election of a majority of the directors, managers, trustees or other governing body of such Person.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

Schedule B-12

SCHEDULE 4.9

CHANGES IN CORPORATE STRUCTURE

NONE

Schedule 4.9-1

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY; OWNERSHIP OF SUBSIDIARY STOCK, ETC.

(i)

SUBSIDIARIES OF AMETEK, INC.

AS OF NOVEMBER 21, 2018

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*
Advanced Measurement Technology, Inc.	Delaware	100%
Sunpower, Inc.	Delaware	100%
AIP/MPM Funding, Inc.	Delaware	100%
AIP/MPM Holdings, Inc.	Delaware	100%
Micro-Poise Measurement Systems, LLC	Delaware	100%
Akron Standard Bestry (Guangzhou) Measurement Equipment Co., Ltd.	China	50%
QM China Holding Inc.	Delaware	100%
Micro-Poise Industrial Equipment (Beijing) Ltd.	China	100%
AMETEK (Bermuda), Ltd.	Bermuda	100%
AMETEK Canada, LLC	Delaware	100%
AMETEK Canada 1 ULC	Canada	100%
AMETEK Canada 2 ULC.	Canada	100%
AMETEK Creaform Financing, L.P.	Delaware	99.90%
AMETEK Financing Canada Limited Partnership	Canada	99.90%
AMETEK Creaform Inc.	Canada	100%
AMETEK Canada 3 ULC	Canada	100%
AMETEK Canada Limited Partnership	Canada	99.90%
Creaform Inc.	Canada	100%
Creaform Shanghai Ltd.	China	100%
Creaform France S.A.S.	France	100%
AMETEK Receivables Corp.	Delaware	100%
AMETEK Thermal Systems, Inc.	Delaware	100%
AMETEK Arizona Instrument LLC	Arizona	100%
Chandler Instruments Company, L.L.C.	Texas	100%
Grabner Instruments Messtechnik Gesellschaft m.b.H.	Austria	56%
Petrolab, L.L.C.	Delaware	100%
CS Holdings Co., Inc.	Delaware	100%
CS Intermediate Holdings Co., Inc.	Delaware	100%
Controls Southeast, Inc.	North Carolina	100%
EDAX, Inc.	Delaware	100%
AMETEK B.V.	Netherlands	100%
EMA Corp.	Delaware	98.43%
AMETEK Telular Holdings, LLC	Delaware	100%
ACP Tower Holdings, LLC	Delaware	100%
Telular Corporation	Delaware	100%
SkyBitz Tank Monitoring Corporation	Illinois	100%
SkyBitz, Inc.	Delaware	100%
SkyBitz Petroleum Logistics LLC	South Carolina	100%
Amekai (BVI) Ltd.	British Virgin Islands	50%
AMETEK Aerospace, LLC	Delaware	100%
AMETEK AP, LLC	California	100%

Schedule 5.4-1

AMETEK Aerospace & Power Holdings, Inc.	Delaware	100%
AMETEK Advanced Industries, Inc.	Delaware	100%
AMETEK Aircraft Parts & Accessories, Inc.	Delaware	100%
AMETEK Ameron, LLC	Delaware	100%
AMETEK HSA, Inc.	Delaware	100%
AMETEK MRO Florida, Inc.	Delaware	100%
Drake Air, Inc.	Oklahoma	100%
AMETEK Programmable Power, Inc.	Delaware	100%
VTI Instruments Private Limited	India	99.999%
VTI Integrated Systems Private Limited	India	99.89%
ESP Holdco, Inc.	Delaware	100%
Electronic Systems Protection, Inc.	Delaware	100%
Forza Silicon Corporation	California	100%
Powervar, Inc	Illinois	100%
Powervar Canada Inc.	Canada	100%
Powervar Deutschland GmbH	Germany	100%
Powervar Mexico S.A. de C.V.	Mexico	99.998%
Southern Aero Partners, Inc.	Oklahoma	100%
AMETEK CTS US, Inc.	New York	100%
AMETEK MAD, Inc.	California	100%
AMETEK EMG Holdings, Inc.	Delaware	100%
Avicenna Technology, Inc.	Minnesota	100%
Coining, Inc.	Delaware	100%
Dunkermotoren USA Inc.	Delaware	100%
Hamilton Precision Metals, Inc.	Delaware	100%
Hamilton Precision Metals of Delaware, Inc.	Delaware	100%
HCC Industries, Inc.	Delaware	100%
AMETEK Ceramics, Inc.	Delaware	100%
Glasseal Products, Inc.	New Jersey	100%
Sealtron, Inc.	Delaware	100%
HCC Aegis, Inc.	Delaware	100%
HCC Industries International	California	100%
HCC Machining Company, Inc.	Delaware	100%
Hermetic Seal Corporation	Delaware	100%
KBA Enterprises, Inc.	Delaware	100%
Reading Alloys, Inc.	Pennsylvania	100%
RAI Enterprises, Inc.	Delaware	100%
SCPH Holdings, Inc.	Delaware	100%
AMETEK SCP, Inc.	Rhode Island	100%
AMETEK SCP (Barrow) Limited	United Kingdom	100%
Technical Services for Electronics, Inc.	Minnesota	100%
AMETEK Grundbesitz GmbH	Germany	100%
AMETEK Haydon Kerk, Inc.	Delaware	100%
Tritex Corporation	Delaware	100%
Haydon Kerk Motion Solutions, Inc.	Massachusetts	100%
AMETEK International C.V.	Netherlands	87.72%
AMETEK Holdings B.V.	Netherlands	100%
AMETEK Denmark A/S	Denmark	100%
AMETEK European Holdings GmbH	Germany	100%
AMETEK Italia S.r.l.	Italy	100%
AMETEK Holdings de Mexico, S. de R.L.	Mexico	50%
AMETEK Latin America Holding Company S.à r.l.	Luxembourg	100%
AMETEK Mexico Holding Company, LLC	Delaware	100%
AMETEK Lamb Motores de Mexico, S. de R.L. de C.V.	Mexico	99.99%
AMETEK do Brasil Ltda.	Brazil	99%
AMETEK Europe L.L.C.	Delaware	100%

Schedule 5.4-2

AMETEK UK Limited Partnership	United Kingdom	96.9%
AMETEK (Barbados) SRL	Barbados	100%
AMETEK European Holdings Limited	United Kingdom	100%
AMETEK Elektromotory, s.r.o	Czech Republic	99.97%
AMETEK Singapore Private Ltd.	Singapore	100%
Amekai Singapore Private Ltd.	Singapore	50%
Amekai Meter (Xiamen) Co., Ltd.	China	100%
Amekai Taiwan Co., Ltd.	Taiwan	50%
AMETEK Commercial Enterprise Shanghai	China	100%
AMETEK Engineered Materials Sdn. Bhd.	Malaysia	100%
AMETEK Instruments India Private Limited	India	100%
AMETEK Motors Asia Pte. Ltd.	Singapore	100%
AMETEK Industrial Technology (Shanghai) Co., Ltd.	China	100%
Haydon Linear Motors (Changzhou) Co., Ltd.	China	100%
AMETEK Global Tubes, LLC	Delaware	100%
Tubes Holdco Limited	United Kingdom	100%
Fine Tubes Limited	United Kingdom	100%
Superior Tube Company, Inc.	Pennsylvania	100%
EMA Holdings UK Limited	United Kingdom	100%
AMETEK Aerospace & Defense Group UK Ltd	United Kingdom	100%
AEM Limited	United Kingdom	100%
AMETEK Airtechnology Group Limited.	United Kingdom	100%
Airtechnology Pension Trustees Limited	United Kingdom	100%
Muirhead Aerospace Limited	United Kingdom	100%
AMETEK Instruments Group UK Limited	United Kingdom	100%
AMETEK (GB) Limited	United Kingdom	100%
Powervar Limited	United Kingdom	100%
Taylor Hobson Limited	United Kingdom	100%
Taylor Hobson Trustees Limited	United Kingdom	100%
Solartron Metrology Limited	United Kingdom	100%
AMETEK Kabushiki Kaisha	Japan	100%
AMETEK Material Analysis Holdings GmbH	Germany	100%
AMETEK Holdings SARL	France	74%
Antavia SAS	France	100%
CAMECA SAS	France	96.15%
AMETEK GmbH	Germany	31.99%
AMETEK Nordic AB	Sweden	100%
Zygo Germany GmbH	Germany	41.36%
AMETEK Germany GmbH	Germany	100%
AMETEK Korea Co., Ltd.	Korea	100%
CAMECA Instruments, Inc.	New York	100%
Direl Holding GmbH	Germany	100%
Direl GmbH	Germany	100%
Dunkermotoren GmbH	Germany	100%
AMETEK d.o.o. Subotica.	Serbia	100%
Dunkermotoren Taicang Co., Ltd.	China	100%
Motec GmbH	Germany	100%
Motec Nordic ApS	Denmark	100%
Motec France S.A.S.	France	100%
Motec Asia Limited	Hong Kong	100%
RETE Holding GmbH	Switzerland	100%
AMETEK CTS GmbH	Switzerland	100%
AMETEK CTS Europe GmbH	Germany	100%
Frameflair Limited	United Kingdom	100%
Milmega Limited	United Kingdom	100%

Schedule 5.4-3

SPECTRO Analytical Instruments GmbH	Germany	100%
AMETEK Hong Kong Private Limited	Hong Kong	100%
SPECTRO Analytical Instruments, Inc.	Delaware	100%
SPECTRO Analytical Instruments (Pty) Ltd	South Africa	100%
OOO “AMETEK”	Russia	99%
AMETEK Russia (UK) Limited	United Kingdom	100%
AMETEK S.A.S.	France	76.7%
AMETEK S.r.l.	Italy	70%
EMA Finance 1 LLC	Delaware	100%
EMA Finance 2 LLC	Delaware	100%
Land Instruments International Ltd.	United Kingdom	100%
Nu Instruments Limited	United Kingdom	100%
Nu Instruments Asia Ltd.	Hong Kong	100%
Nu Instruments (Beijing) Co. Ltd.	China	100%
Taylor Hobson Inc.	Delaware	100%
EMA MX, LLC	Delaware	100%
AMETEK Finland Oy	Finland	100%
AMETEK PIP Holdings, Inc.	Delaware	100%
AMETEK Land, Inc.	Delaware	100%
AMETEK Precitech, Inc.	Delaware	100%
AMETEK (Thailand) Co., Ltd.	Thailand	99.999%
Creaform U.S.A. Inc.	Delaware	100%
Crystal Engineering Corporation	California	100%
NewAge Testing Instruments, Inc.	Pennsylvania	100%
Patriot Sensors & Controls Corporation	Delaware	100%
Reichert, Inc.	Delaware	100%
SSH Non-Destructive Testing, Inc.	Delaware	100%
Amptek, Inc.	Delaware	100%
Technical Manufacturing Corporation	Delaware	100%
AMETEK VIS-K, Inc.	Delaware	100%
Atlas Material Holdings Corporation	Delaware	100%
Atlas Material Testing Technology L.L.C.	Delaware	100%
Atlas Netherlands AcquisitionCo Coöperatief U.A.	Netherlands	99.99%
Atlas Material Testing Technology GmbH	Germany	100%
Atlas Material Testing Technology BV	Netherlands	100%
Atlas Material Testing Technology (India) Private Limited	India	100%
EMA Holdings, LLC	Delaware	100%
MCG Acquisition Corporation	Minnesota	100%
TPM Russia, Inc.	Delaware	100%
Zygo Corporation	Delaware	100%
AMETEK Taiwan Co. Ltd.	Taiwan	50.5%
Six Brookside Drive Corporation.	Connecticut	100%
Zemetrics, Inc.	Delaware	100%
Zygo Pte Ltd.	Singapore	100%
ZygoLamda Metrology Instrument (Shanghai) Co., Ltd.	China	100%
Zygo Richmond Corporation	Delaware	100%
FMH Intermediate LLC	Delaware	100%
FMH Holdings Corp.	Delaware	100%
FMH Aerospace Corp.	California	100%
MOCON, Inc	Minnesota	100%
MOCON Europe Sàrl	Luxembourg	100%
MOCON Europe A/S	Denmark	100%
AMETEK Instrumentos, S.L.	Spain	100%
MOCON (Shanghai) Trading Co., Ltd.	China	100%
O’Brien Superior Holding Co., Inc.	Delaware	100%

Schedule 5.4-4

O’Brien Holding Co., Inc.	Delaware	100%
OBCORP LLC.	Missouri	100%
OBCORP International LLC	Missouri	100%
CARDINALUHP LLC	Missouri	100%
Universal Analyzers Inc.	Nevada	100%
Rauland-Borg (Canada) Inc.	Canada	100%
Rauland-Borg Corporation	Illinois	100%
Modern Field Holdings, Inc.	British Virgin Islands	7.6%
Rauland-Borg Corporation of Florida	Delaware	100%
Responder Systems Corporation	California	100%
Rotron Incorporated	New York	100%
AMETEK Technical & Industrial Products, Inc.	Minnesota	51.9%
Seiko EG&G Co. Ltd.	Japan	49%
Solidstate Controls, LLC	Delaware	100%
HDR Power Systems, LLC	Delaware	100%
Solidstate Controls, Inc. de Argentina S.R.L.	Argentina	90%
Solidstate Controls Mexico, S.A. de C.V.	Mexico	99.998%
Sound Com Corporation	Ohio	100%
Spectro International Holdings, Inc.	Delaware	100%
Spectro Holdings, Inc.	Delaware	100%
Spectro Scientific, Inc.	Massachusetts	100%
Spectro, Inc.	Massachusetts	100%
Vision Research, Inc.	Delaware	100%
Vision Research Europe B.V.	Netherlands	100%
Vision Research srl	Romania	100%

*	Exclusive of directors’ qualifying shares and shares held by nominees as required by the laws of the jurisdiction of incorporation.

(ii)

None

(iii)

Senior officers

Chief Executive Officer - David A. Zapico
Executive Vice President - Chief Financial Officer - William J. Burke
Chief Administrative Officer - Ronald J. Oscher
President - Electronic Instruments - Tony J. Ciampitti
President - Electronic Instruments - John Wesley Hardin
President - Electronic Instruments - Thomas C. Marecic
President - Electromechanical Group - Timothy N. Jones
Senior Vice President - Corporate Development - William D. Eginton
Senior Vice President, General Counsel &
Corporate Secretary - Robert S. Feit
Senior Vice President - Comptroller &
Principal Accounting Officer - Thomas M. Montgomery
Senior Vice President - Advanced Motion Solutions - Matthew C. French
Senior Vice President - Ultra Precision Technologies - Bruce P. Wilson

Schedule 5.4-5

Directors

Thomas A. Amato

Ruby R. Chandy

Anthony J. Conti

Steven W. Kohlhagen

Gretchen W. McClain

Elizabeth R. Varet

Dennis K. Williams

David A. Zapico, Chairman

Schedule 5.4-6

SCHEDULE 5.5

FINANCIAL STATEMENTS

1) Fiscal year 2017 audited consolidated financial statements of the Company and its Subsidiaries

2) Consolidated financial statements for the Company and its Subsidiaries for the fiscal quarters ending June 30, 2018 and September 30, 2018

Schedule 5.5-1

SCHEDULE 5.8

LITIGATION

The Company is, from time to time, subject to a variety of litigation and similar proceedings incidental to its business. These lawsuits may involve claims for damages arising out of the use of the Company’s products and services, personal injury, employment matters, tax matters, commercial disputes and intellectual property matters. The Company may also become subject to lawsuits as a result of past or future acquisitions. Based upon the Company’s experience, the Company does not believe that these proceedings and claims will have a material adverse effect on its results of operations, financial position or cash flows.

Asbestos Litigation

The Company (including its subsidiaries) has been named as a defendant in a number of asbestos-related lawsuits. Certain of these lawsuits relate to a business which was acquired by the Company and do not involve products which were manufactured or sold by the Company. In connection with these lawsuits, the seller of such business has agreed to indemnify the Company against these claims (the “Indemnified Claims”). The Indemnified Claims have been tendered to, and are being defended by, such seller. The seller has met its obligations, in all respects, and the Company does not have any reason to believe such party would fail to fulfill its obligations in the future. To date, no judgments have been rendered against the Company as a result of any asbestos-related lawsuit. The Company believes that it has good and valid defenses to each of these claims and intends to defend them vigorously.

Environmental Matters

Certain historic processes in the manufacture of products have resulted in environmentally hazardous waste by-products as defined by federal and state laws and regulations. At September 30, 2018, the Company is named a Potentially Responsible Party (“PRP”) at 13 non-AMETEK-owned former waste disposal or treatment sites (the “non-owned” sites). The Company is identified as a “de minimis” party in 12 of these sites based on the low volume of waste attributed to the Company relative to the amounts attributed to other named PRPs. In eight of these sites, the Company has reached a tentative agreement on the cost of the de minimis settlement to satisfy its obligation and is awaiting executed agreements. The tentatively agreed-to settlement amounts are fully reserved. In the other four sites, the Company is continuing to investigate the accuracy of the alleged volume attributed to the Company as estimated by the parties primarily responsible for remedial activity at the sites to establish an appropriate settlement amount. At the remaining site where the Company is a non-de minimis PRP, the Company is participating in the investigation and/or related required remediation as part of a PRP Group and reserves have been established sufficient to satisfy the Company’s expected obligations. The Company historically has resolved these issues within established reserve levels and reasonably expects this result will continue. In addition to these non-owned sites, the Company has an ongoing practice of providing reserves for probable remediation activities at certain of its current or previously owned manufacturing locations (the “owned” sites). For claims and proceedings against the Company with respect to other environmental matters,

Schedule 5.8-1

reserves are established once the Company has determined that a loss is probable and estimable. This estimate is refined as the Company moves through the various stages of investigation, risk assessment, feasibility study and corrective action processes. In certain instances, the Company has developed a range of estimates for such costs and has recorded a liability based on the best estimate. It is reasonably possible that the actual cost of remediation of the individual sites could vary from the current estimates and the amounts accrued in the consolidated financial statements; however, the amounts of such variances are not expected to result in a material change to the consolidated financial statements. In estimating the Company’s liability for remediation, the Company also considers the likely proportionate share of the anticipated remediation expense and the ability of the other PRPs to fulfill their obligations.

Total environmental reserves at September 30, 2018 and December 31, 2017 were $27.8 million and $30.1 million, respectively, for both non-owned and owned sites. For the nine months ended September 30, 2018, the Company recorded $3.0 million in reserves. Additionally, the Company spent $5.2 million on environmental matters and the reserve decreased $0.1 million due to foreign currency translation for the nine months ended September 30, 2018. The Company’s reserves for environmental liabilities at September 30, 2018 and December 31, 2017 included reserves of $10.2 million and $11.6 million, respectively, for an owned site acquired in connection with the 2005 acquisition of HCC Industries (“HCC”). The Company is the designated performing party for the performance of remedial activities for one of several operating units making up a Superfund site in the San Gabriel Valley of California. The Company has obtained indemnifications and other financial assurances from the former owners of HCC related to the costs of the required remedial activities. At September 30, 2018, the Company had $12.1 million in receivables related to HCC for probable recoveries from third-party escrow funds and other committed third-party funds to support the required remediation. Also, the Company is indemnified by HCC’s former owners for approximately $19 million of additional costs.

The Company has agreements with other former owners of certain of its acquired businesses, as well as new owners of previously owned businesses. Under certain of the agreements, the former or new owners retained, or assumed and agreed to indemnify the Company against, certain environmental and other liabilities under certain circumstances. The Company and some of these other parties also carry insurance coverage for some environmental matters. To date, these parties have met their obligations in all material respects.

Schedule 5.8-2

The Company believes it has established reserves for the environmental matters described above, which are sufficient to perform all known responsibilities under existing claims and consent orders. The Company has no reason to believe that other third parties would fail to perform their obligations in the future. In the opinion of management, based on presently available information and the Company’s historical experience related to such matters, an adequate provision for probable costs has been made and the ultimate cost resulting from these actions is not expected to materially affect the consolidated results of operations, financial position or cash flows of the Company.

The Company has been remediating groundwater contamination for several contaminants, including trichloroethylene (“TCE”), at a formerly owned site in El Cajon, California. Several lawsuits have been filed against the Company alleging damages resulting from the groundwater contamination, including property damages and personal injury, and seeking compensatory and punitive damages. The Company believes that it has good and valid defenses to each of these claims and intends to defend them vigorously. The Company believes it has established reserves for these lawsuits that are sufficient to satisfy its expected exposure. The Company does not expect the outcome of these matters, either individually or in the aggregate, to materially affect the consolidated results of operations, financial position or cash flows of the Company.

Schedule 5.8-3

SCHEDULE 5.12

COMPLIANCE WITH ERISA

Retirement and Pension Plans

The Company sponsors several retirement and pension plans covering eligible salaried and hourly employees. The plans generally provide benefits based on participants’ years of service and/or compensation. The following is a brief description of the Company’s retirement and pension plans.

The Company maintains contributory and noncontributory defined benefit pension plans. Benefits for eligible salaried and hourly employees under all defined benefit plans are funded through trusts established in conjunction with the plans. The Company’s funding policy with respect to its defined benefit plans is to contribute amounts that provide for benefits based on actuarial calculations and the applicable requirements of U.S. federal and local foreign laws. The Company estimates that it will make both required and discretionary cash contributions of approximately $2 million to $6 million to its worldwide defined benefit pension plans in 2018.

The Company uses a measurement date of December 31 (its fiscal year end) for its U.S. and foreign defined benefit pension plans.

The Company sponsors a 401(k) retirement and savings plan for eligible U.S. employees. Participants in the retirement and savings plan may contribute a specified portion of their compensation on a pre-tax basis, which varies by location. The Company matches employee contributions ranging from 20% to 100%, up to a maximum percentage ranging from 1% to 8% of eligible compensation or up to a maximum of $1,200 per participant in some locations.

The Company’s retirement and savings plan has a defined contribution retirement feature principally to cover U.S. salaried employees joining the Company after December 31, 1996. Under the retirement feature, the Company makes contributions for eligible employees based on a pre-established percentage of the covered employee’s salary subject to pre-established vesting. Employees of certain of the Company’s foreign operations participate in various local defined contribution plans.

The Company has nonqualified unfunded retirement plans for its Directors and certain retired employees. It also provides supplemental retirement benefits, through contractual arrangements and/or a Supplemental Executive Retirement Plan (“SERP”) covering certain current and former executives of the Company. These supplemental benefits are designed to compensate the executive for retirement benefits that would have been provided under the Company’s primary retirement plan, except for statutory limitations on compensation that must be taken into account under those plans. The projected benefit obligations of the SERP and the contracts will primarily be funded by a grant of shares of the Company’s common stock upon retirement or termination of the executive. The Company is providing for these obligations by charges to earnings over the applicable periods.

The following tables set forth the changes in net projected benefit obligation and the fair value of plan assets for the funded and unfunded defined benefit plans for the years ended December 31:

U.S. Defined Benefit Pension Plans:

Schedule 5.12-1

	2017	2016
	(In thousands)
Change in projected benefit obligation:
Net projected benefit obligation at the beginning of the year	$498,850	$472,477
Service cost	3,538	3,488
Interest cost	20,693	22,153
Actuarial losses	26,922	29,681
Gross benefits paid	(29,627)	(29,005)
Plan amendments	—	56
Net projected benefit obligation at the end of the year	$520,376	$498,850
Change in plan assets:
Fair value of plan assets at the beginning of the year	$517,073	$508,775
Actual return on plan assets	92,058	36,414
Employer contributions	40,489	889
Gross benefits paid	(29,627)	(29,005)
Fair value of plan assets at the end of the year	$619,993	$517,073

Schedule 5.12-2

Foreign Defined Benefit Pension Plans:

	2017	2016
	(In thousands)
Change in projected benefit obligation:
Net projected benefit obligation at the beginning of the year	$258,297	$243,924
Service cost	3,600	3,134
Interest cost	6,732	7,896
Foreign currency translation adjustments	26,457	(39,910)
Employee contributions	228	256
Actuarial (gains) losses	(1,563)	52,248
Expenses paid from assets	(608)	(770)
Gross benefits paid	(8,964)	(8,475)
Plan amendments	(1)	(6)
Net projected benefit obligation at the end of the year	$284,178	$258,297
Change in plan assets:
Fair value of plan assets at the beginning of the year	$188,935	$213,296
Actual return on plan assets	13,869	14,346
Employer contributions	14,307	5,886
Employee contributions	228	256
Foreign currency translation adjustments	19,201	(35,604)
Expenses paid from assets	(608)	(770)
Gross benefits paid	(8,964)	(8,475)
Fair value of plan assets at the end of the year	$226,968	$188,935

The accumulated benefit obligation consisted of the following at December 31:

U.S. Defined Benefit Pension Plans:

	2017	2016
	(In thousands)
Funded plans	$503,309	$480,249
Unfunded plans	6,046	6,212
Total	$509,355	$486,461

Foreign Defined Benefit Pension Plans:

	2017	2016
	(In thousands)
Funded plans	$235,787	$213,877
Unfunded plans	39,531	33,924
Total	$275,318	$247,801

Schedule 5.12-3

Weighted average assumptions used to determine benefit obligations at December 31:

	2017	2016
U.S. Defined Benefit Pension Plans:
Discount rate	3.75%	4.25%
Rate of compensation increase (where applicable)	3.75%	3.75%
Foreign Defined Benefit Pension Plans:
Discount rate	2.39%	2.56%
Rate of compensation increase (where applicable)	2.50%	2.50%

The following is a summary of the fair value of plan assets for U.S. plans at December 31:

	2017			2016
Asset Class	Total	Level 1	Level 2	Total	Level 1	Level 2
	(In thousands)
Corporate debt instruments	$1,757	$—	$1,757	$2,662	$—	$2,662
Corporate debt instruments—Preferred	12,574	—	12,574	8,880	—	8,880
Corporate stocks—Common	137,693	137,693	—	109,881	109,881	—
Municipal bonds	565	—	565	777	—	777
Registered investment companies	289,693	289,693	—	251,054	251,054	—
U.S. Government securities	246	—	246	—	—	—
Total investments	442,528	427,386	15,142	373,254	360,935	12,319
Investments measured at net asset value	177,465	—	—	143,819	—	—
Total investments	$619,993	$427,386	$15,142	$517,073	$360,935	$12,319

U.S. equity securities and global equity securities categorized as level 1 are traded on national and international exchanges and are valued at their closing prices on the last trading day of the year. For U.S. equity securities and global equity securities not traded on an active exchange, or if the closing price is not available, the trustee obtains indicative quotes from a pricing vendor, broker or investment manager. These securities are categorized as level 2 if the custodian obtains corroborated quotes from a pricing vendor. Additionally, some U.S. equity securities and global equity securities are public investment vehicles valued using the Net Asset Value (“NAV”) provided by the fund manager. The NAV is the total value of the fund divided by the number of shares outstanding.

Fixed income securities categorized as level 1 are traded on national and international exchanges and are valued at their closing prices on the last trading day of the year and categorized as level 2 if valued by the trustee using pricing models that use verifiable observable market data, bids provided by brokers or dealers or quoted prices of securities with similar characteristics.

The expected long-term rate of return on these plan assets was 7.50% in 2017 and 7.75% in 2016. Equity securities included 512,565 shares of AMETEK, Inc. common stock with a market value of $37.1 million (6.0% of total plan investment assets) at December 31, 2017 and 512,565 shares of AMETEK, Inc. common stock with a market value of $24.9 million (4.8% of total plan investment assets) at December 31, 2016.

Schedule 5.12-4

The objectives of the Company’s U.S. defined benefit plans’ investment strategy are to maximize the plans’ funded status and minimize Company contributions and plan expense. Because the goal is to optimize returns over the long term, an investment policy that favors equity holdings has been established. Since there may be periods of time where both equity and fixed-income markets provide poor returns, an allocation to alternative assets may be made to improve the overall portfolio’s diversification and return potential. The Company periodically reviews its asset allocation, taking into consideration plan liabilities, plan benefit payment streams and the investment strategy of the pension plans. The actual asset allocation is monitored frequently relative to the established targets and ranges and is rebalanced when necessary. The target allocations for the U.S. defined benefits plans are approximately 50% equity securities, 20% fixed-income securities and 30% other securities and/or cash.

The equity portfolio is diversified by market capitalization and style. The equity portfolio also includes international components.

The objective of the fixed-income portion of the pension assets is to provide interest rate sensitivity for a portion of the assets and to provide diversification. The fixed-income portfolio is diversified within certain quality and maturity guidelines in an attempt to minimize the adverse effects of interest rate fluctuations.

Other than for investments in alternative assets, certain investments are prohibited. Prohibited investments include venture capital, private placements, unregistered or restricted stock, margin trading, commodities, short selling and rights and warrants. Foreign currency futures, options and forward contracts may be used to manage foreign currency exposure.

The following is a summary of the fair value of plan assets for foreign defined benefit pension plans at December 31:

			2016
Asset Class	Total	Level 3	Total	Level 3
	(In thousands)
Life insurance	$21,294	$21,294	$18,147	$18,147
Total investments	21,294	21,294	18,147	18,147
Investments measured at net asset value	205,674	—	170,788	—
Total investments	$226,968	$21,294	$188,935	$18,147

Life insurance assets are considered level 3 investments as their values are determined by the sponsor using unobservable market data.

Alternative investments categorized as level 3 are valued based on unobservable inputs and cannot be corroborated using verifiable observable market data. Investments in level 3 funds are redeemable, however, cash reimbursement may be delayed or a portion held back until asset finalization.

The following is a summary of the changes in the fair value of the foreign plans’ level 3 investments (fair value determined using significant unobservable inputs):

Life Insurance
(In thousands)
Balance, December 31, 2015	$20,486
Actual return on assets:
Unrealized (losses) relating to instruments still held at the end of the year	(2,339)

Schedule 5.12-5

Realized gains (losses) relating to assets sold during the year	—
Purchases, sales, issuances and settlements, net	—
Balance, December 31, 2016	18,147
Actual return on assets:
Unrealized gains relating to instruments still held at the end of the year	3,147
Realized gains (losses) relating to assets sold during the year	—
Purchases, sales, issuances and settlements, net	—
Balance, December 31, 2017	$21,294

The objective of the Company’s foreign defined benefit plans’ investment strategy is to maximize the long-term rate of return on plan investments, subject to a reasonable level of risk. Liability studies are also performed on a regular basis to provide guidance in setting investment goals with an objective to balance risks against the current and future needs of the plans. The trustees consider the risk associated with the different asset classes, relative to the plans’ liabilities and how this can be affected by diversification, and the relative returns available on equities, fixed-income investments, real estate and cash. Also, the likely volatility of those returns and the cash flow requirements of the plans are considered. It is expected that equities will outperform fixed-income investments over the long term. However, the trustees recognize the fact that fixed-income investments may better match the liabilities for pensioners. Because of the relatively young active employee group covered by the plans and the immature nature of the plans, the trustees have chosen to adopt an asset allocation strategy more heavily weighted toward equity investments. This asset allocation strategy will be reviewed, from time to time, in view of changes in market conditions and in the plans’ liability profile. The target allocations for the foreign defined benefit plans are approximately 70% equity securities, 15% fixed-income securities and 15% other securities, insurance or cash.

The assumption for the expected return on plan assets was developed based on a review of historical investment returns for the investment categories for the defined benefit pension assets. This review also considered current capital market conditions and projected future investment returns. The estimates of future capital market returns by asset class are lower than the actual long-term historical returns. The current low interest rate environment influences this outlook. Therefore, the assumed rate of return for U.S. plans is 7.50% and 6.64% for foreign plans in 2018.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with a projected benefit obligation in excess of plan assets and pension plans with an accumulated benefit obligation in excess of plan assets were as follows at December 31:

U.S. Defined Benefit Pension Plans:

	Projected Benefit Obligation Exceeds Fair Value of Assets		Accumulated Benefit Obligation Exceeds Fair Value of Assets
	2017	2016	2017	2016
	(In thousands)
Benefit obligation	$6,046	$26,356	$6,046	$26,356
Fair value of plan assets	—	19,059	—	19,059

Foreign Defined Benefit Pension Plans:

Schedule 5.12-6

	Projected Benefit		Accumulated Benefit
	Obligation Exceeds		Obligation Exceeds
	Fair Value of Assets		Fair Value of Assets
	2017	2016	2017	2016
	(In thousands)
Benefit obligation	$186,756	$215,893	$180,779	$209,377
Fair value of plan assets	127,170	146,480	127,170	146,480

The following table provides the amounts recognized in the consolidated balance sheet at December 31:

	2017	2016
	(In thousands)
Funded status asset (liability):
Fair value of plan assets	$846,961	$706,008
Projected benefit obligation	(804,553)	(757,147)
Funded status at the end of the year	$42,408	$(51,139)
Amounts recognized in the consolidated balance sheet consisted of:
Noncurrent asset for pension benefits (other assets)	$108,039	$25,571
Current liabilities for pension benefits	(1,901)	(1,393)
Noncurrent liability for pension benefits	(63,730)	(75,317)
Net amount recognized at the end of the year	$42,408	$(51,139)

The following table provides the amounts recognized in accumulated other comprehensive income, net of taxes, at December 31:

Net amounts recognized:	2017	2016
	(In thousands)
Net actuarial loss	$178,466	$204,782
Prior service costs	(1,102)	(1,031)
Transition asset	7	7
Total recognized	$177,371	$203,758

The following table provides the components of net periodic pension benefit expense (income) for the years ended December 31:

	2017	2016	2015
	(In thousands)
Defined benefit plans:
Service cost	$7,138	$6,622	$7,000
Interest cost	27,424	30,049	28,670
Expected return on plan assets	(53,442)	(51,140)	(54,819)
Amortization of:
Net actuarial loss	14,591	10,224	9,383
Prior service costs	(47)	(52)	(55)
Transition asset	1	1	1

Schedule 5.12-7

Total net periodic benefit income	(4,335)	(4,296)	(9,820)
Other plans:
Defined contribution plans	24,280	23,881	22,750
Foreign plans and other	5,866	5,694	4,800
Total other plans	30,146	29,575	27,550
Total net pension expense	$25,811	$25,279	$17,730

The total net periodic benefit expense (income) is included in Cost of sales in the consolidated statement of income. The estimated amount that will be amortized from accumulated other comprehensive income into net periodic pension benefit expense in 2018 for the net actuarial losses and prior service costs is expected to be approximately $12 million.

The following weighted average assumptions were used to determine the above net periodic pension benefit expense for the years ended December 31:

	2017	2016	2015
U.S. Defined Benefit Pension Plans:
Discount rate	4.25%	4.80%	4.20%
Expected return on plan assets	7.50%	7.75%	7.75%
Rate of compensation increase (where applicable)	3.75%	3.75%	3.75%
Foreign Defined Benefit Pension Plans:
Discount rate	2.56%	3.62%	3.44%
Expected return on plan assets	6.79%	6.95%	6.92%
Rate of compensation increase (where applicable)	2.50%	2.88%	2.88%

Estimated Future Benefit Payments

The estimated future benefit payments for U.S. and foreign plans are as follows: 2018 - $39.8 million; 2019 - $40.2 million; 2020 - $41.2 million; 2021 - $41.9 million; 2022 - $42.5 million; 2023 to 2027 - $223.4 million. Future benefit payments primarily represent amounts to be paid from pension trust assets. Amounts included that are to be paid from the Company’s assets are not significant in any individual year.

Schedule 5.12-8

Postretirement Plans and Postemployment Benefits

The Company provides limited postretirement benefits other than pensions for certain retirees and a small number of former employees. Benefits under these arrangements are not funded and are not significant.

The Company also provides limited postemployment benefits for certain former or inactive employees after employment but before retirement. Those benefits are not significant in amount.

The Company has a deferred compensation plan, which allows employees whose compensation exceeds the statutory IRS limit for retirement benefits to defer a portion of earned bonus compensation. The plan permits deferred amounts to be deemed invested in either, or a combination of, (a) an interest-bearing account, benefits from which are payable out of the general assets of the Company, or (b) the equivalent of a fund which invests in shares of the Company’s common stock on behalf of the employee. The amount deferred under the plan, including income earned, was $25.4 million and $25.2 million at December 31, 2017 and 2016, respectively. Administrative expense for the deferred compensation plan is borne by the Company and is not significant.

Multiemployer Defined Benefit Pension Plan

For the year ended December 31, 2017, the Company recorded $6.0 million in costs as a result of its decision to withdraw from a multiemployer pension plan serving a facility that is currently operating.

Schedule 5.12-9

SCHEDULE 5.15

EXISTING INDEBTEDNESS; FUTURE LIENS, ETC.

AMETEK, Inc.

	Aggregate Principal
	Amount as of
Obligor	September 30, 2018	Description	Guarantor
1. AMETEK, Inc.	$65,000,000	7.18% senior notes, due December 2018
2. AMETEK, Inc.	$100,000,000	6.30% senior notes, due December 2019
3. AMETEK, Inc.	$300,000,000	3.73% senior notes, due September 2024
4. AMETEK, Inc.	$50,000,000	3.91% senior notes, due June 2025
5. AMETEK, Inc.	$100,000,000	3.96% senior notes, due August 2025
6. AMETEK, Inc.	$100,000,000	3.83% senior notes, due September 2026
7. AMETEK, Inc.	$100,000,000	3.98% senior notes, due September 2029
8. AMETEK, Inc.	$50,000,000	4.45% senior notes, due August 2035
9. AMETEK, Inc.	$104,452,000	4.68% 80 million British pound senior note, due September 2020
10. AMETEK, Inc.	$195,848,000	2.59% 150 million British pound senior note, due November 2028
11. AMETEK, Inc.	$97,924,000	2.70% 75 million British pound senior note, due November 2031
12. AMETEK, Inc.	$348,797,000	1.34% 300 million Euro senior note, due October 2026
13. AMETEK, Inc.	$232,531,000	1.53% 200 million Euro senior note, due October 2028
14. AMETEK, Inc.	$56,376,000	2.44% 55 million Swiss franc senior note, due December 2021
15. AMETEK Co. LTD (Japan)	$4,848,000	Term Loan	AMETEK, Inc.
16. BRAZIL	$2,000	Term Loan

The Company has a revolving credit facility under the Bank Credit Agreement with an aggregate commitment of $1,500,000,000, the balance of which was zero as of September 30, 2018.

Schedule 5.15-1

SCHEDULE 5.18

ENVIRONMENTAL MATTERS

2018 Third Quarter 10-Q Excerpt

Certain historic processes in the manufacture of products have resulted in environmentally hazardous waste by-products as defined by federal and state laws and regulations. At September 30, 2018, the Company is named a Potentially Responsible Party (“PRP”) at 13 non-AMETEK-owned former waste disposal or treatment sites (the “non-owned” sites). The Company is identified as a “de minimis” party in 12 of these sites based on the low volume of waste attributed to the Company relative to the amounts attributed to other named PRPs. In eight of these sites, the Company has reached a tentative agreement on the cost of the de minimis settlement to satisfy its obligation and is awaiting executed agreements. The tentatively agreed-to settlement amounts are fully reserved. In the other four sites, the Company is continuing to investigate the accuracy of the alleged volume attributed to the Company as estimated by the parties primarily responsible for remedial activity at the sites to establish an appropriate settlement amount. At the remaining site where the Company is a non-de minimis PRP, the Company is participating in the investigation and/or related required remediation as part of a PRP Group and reserves have been established sufficient to satisfy the Company’s expected obligations. The Company historically has resolved these issues within established reserve levels and reasonably expects this result will continue. In addition to these non-owned sites, the Company has an ongoing practice of providing reserves for probable remediation activities at certain of its current or previously owned manufacturing locations (the “owned” sites). For claims and proceedings against the Company with respect to other environmental matters, reserves are established once the Company has determined that a loss is probable and estimable. This estimate is refined as the Company moves through the various stages of investigation, risk assessment, feasibility study and corrective action processes. In certain instances, the Company has developed a range of estimates for such costs and has recorded a liability based on the best estimate. It is reasonably possible that the actual cost of remediation of the individual sites could vary from the current estimates and the amounts accrued in the consolidated financial statements; however, the amounts of such variances are not expected to result in a material change to the consolidated financial statements. In estimating the Company’s liability for remediation, the Company also considers the likely proportionate share of the anticipated remediation expense and the ability of the other PRPs to fulfill their obligations.

Total environmental reserves at September 30, 2018 and December 31, 2017 were $27.8 million and $30.1 million, respectively, for both non-owned and owned sites. For the nine months ended September 30, 2018, the Company recorded $3.0 million in reserves. Additionally, the Company spent $5.2 million on environmental matters and the reserve decreased $0.1 million due to foreign currency translation for the nine months ended September 30, 2018. The Company’s reserves for environmental liabilities at September 30, 2018 and December 31, 2017 included reserves of $10.2 million and $11.6 million, respectively, for an owned site acquired in connection with the 2005 acquisition of HCC Industries (“HCC”). The Company is the designated performing party for the performance of remedial activities for one of several

Schedule 5.18-1

operating units making up a Superfund site in the San Gabriel Valley of California. The Company has obtained indemnifications and other financial assurances from the former owners of HCC related to the costs of the required remedial activities. At September 30, 2018, the Company had $12.1 million in receivables related to HCC for probable recoveries from third-party escrow funds and other committed third-party funds to support the required remediation. Also, the Company is indemnified by HCC’s former owners for approximately $19 million of additional costs.

The Company has agreements with other former owners of certain of its acquired businesses, as well as new owners of previously owned businesses. Under certain of the agreements, the former or new owners retained, or assumed and agreed to indemnify the Company against, certain environmental and other liabilities under certain circumstances. The Company and some of these other parties also carry insurance coverage for some environmental matters. To date, these parties have met their obligations in all material respects.

Schedule 5.18-2

The Company believes it has established reserves for the environmental matters described above, which are sufficient to perform all known responsibilities under existing claims and consent orders. The Company has no reason to believe that other third parties would fail to perform their obligations in the future. In the opinion of management, based on presently available information and the Company’s historical experience related to such matters, an adequate provision for probable costs has been made and the ultimate cost resulting from these actions is not expected to materially affect the consolidated results of operations, financial position or cash flows of the Company.

The Company has been remediating groundwater contamination for several contaminants, including trichloroethylene (“TCE”), at a formerly owned site in El Cajon, California. Several lawsuits have been filed against the Company alleging damages resulting from the groundwater contamination, including property damages and personal injury, and seeking compensatory and punitive damages. The Company believes that it has good and valid defenses to each of these claims and intends to defend them vigorously. The Company believes it has established reserves for these lawsuits that are sufficient to satisfy its expected exposure. The Company does not expect the outcome of these matters, either individually or in the aggregate, to materially affect the consolidated results of operations, financial position or cash flows of the Company.

Schedule 5.18-3

SCHEDULE 8.6

SWAP CERTIFICATE

[LETTERHEAD OF INVESTOR]

December [    ], 2018

AMETEK, Inc.

1100 Cassatt Road

Berwyn, Pennsylvania 19312-1177

Re:	Principal Swap Terms relating to Notes issued under AMETEK, Inc.
Note	Purchase Agreement

Ladies and Gentlemen:

This letter is being delivered pursuant to Section 8.6 of the Note Purchase Agreement dated as of December 13, 2018 among AMETEK, Inc. and the purchasers party thereto (the “Note Purchase Agreement”). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Note Purchase Agreement.

Set forth below are the principal terms of the [Initial][Replacement] Swap Agreement[s] with respect to the Notes:

1.	Purchaser Name: [ ]

Description of Notes: [        ]%Series [    ] Notes, due [                ]

Trade Date: [                    ], 2016

Effective Date: [                        ], 2016

Termination Date: [                        , 20    ]

[Investor Name] pays Euros fixed [        ]% semi 30/360 [un]adjusted

[Investor Name] receives Dollars fixed [            ]% semi 30/360 [un]adjusted

Size: €[                            ] v. $[                            ] initial and final exchange

[2.	Purchaser Name: [ ]

Description of Notes: [        ]% Series [    ] Notes, due [                ]

Trade Date: [                        ], 2016

Effective Date: [                        ], 2016

Termination Date: [                        , 20    ]

[Investor Name] pays Euros fixed [        ]% semi 30/360 [un]adjusted

[Investor Name] receives Dollars fixed [        ]% semi 30/360 [un]adjusted

Size: €[                        ] v. $[                        ] initial and final exchange]1

[INVESTOR NAME]

By:
Name:
Title:

[1]	If institution has multiple purchasers

Schedule 8.6-1

EXHIBIT 1

[FORM OF SERIES T NOTE]

AMETEK, INC.

SERIES T SENIOR NOTE DUE DECEMBER 13, 2027

No. RT-[ ]	[Date]
€[ ]	PPN: 031100 N*7

For Value Received, the undersigned, AMETEK, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [                        ], or registered assigns, the principal sum of [                                ] Euros (€[                        ]) (or so much thereof as shall not have been prepaid) on December 13, 2027, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate from the date hereof, payable semiannually, on the 13th day of December and June in each year, commencing with the December 13 or June 13 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

“Applicable Rate” means, at any time, the rate per annum equal to the sum of (x) 1.71% per annum plus (y) the Leverage Increase Margin if applicable.

“Leverage Increase Margin” means, when calculating the Applicable Rate at any time in accordance with the terms of the definition of Applicable Rate, the per annum rate equal to (i) at all times prior to or after the Leverage Increase Period, 0.0% per annum and (ii) at all times from the time that the Leverage Increase Period commences (if ever), until such Leverage Increase Period ceases, 0.50% per annum.

“Leverage Increase Period” means (a) any Elevated Ratio Period for which the Elevated Ratio is being applied in accordance with the terms of Section 10.1 of the Note Purchase Agreement and (b) any period covering all or any part of such an Elevated Ratio Period as to which the Company fails to deliver financial statements and a compliance certificate in accordance with Section 7.1(a) or (b), or Section 7.2, of the Note Purchase Agreement.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in Euros or Dollars, as applicable, at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

Exhibit 1-1

This Note is one of a series of Series T Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 13, 2018 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

AMETEK, INC.

By:
Name:
Title:

Exhibit 1-2

EXHIBIT 2

[FORM OF SERIES U NOTE]

AMETEK, INC.

SERIES U SENIOR NOTE DUE DECEMBER 13, 2028

No. RU-[ ]	[Date]
$[ ]	PPN: 031100 N@5

For Value Received, the undersigned, AMETEK, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [                        ], or registered assigns, the principal sum of [                                ] United States Dollars ($[                        ]) (or so much thereof as shall not have been prepaid) on December 13, 2028, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate from the date hereof, payable semiannually, on the 13th day of December and June in each year, commencing with the December 13 or June 13 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

“Applicable Rate” means, at any time, the rate per annum equal to the sum of (x) 4.37% per annum plus (y) the Leverage Increase Margin if applicable.

“Leverage Increase Margin” means, when calculating the Applicable Rate at any time in accordance with the terms of the definition of Applicable Rate, the per annum rate equal to (i) at all times prior to or after the Leverage Increase Period, 0.0% per annum and (ii) at all times from the time that the Leverage Increase Period commences (if ever), until such Leverage Increase Period ceases, 0.50% per annum.

“Leverage Increase Period” means (a) any Elevated Ratio Period for which the Elevated Ratio is being applied in accordance with the terms of Section 10.1 of the Note Purchase Agreement and (b) any period covering all or any part of such an Elevated Ratio Period as to which the Company fails to deliver financial statements and a compliance certificate in accordance with Section 7.1(a) or (b), or Section 7.2, of the Note Purchase Agreement.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in Dollars at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

Exhibit 2-1

This Note is one of a series of Series U Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 13, 2018 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

AMETEK, INC.

By:
Name:
Title:

Exhibit 2-2

EXHIBIT 3

[FORM OF SERIES V NOTE]

AMETEK, INC.

SERIES V SENIOR NOTE DUE DECEMBER 13, 2027

No. RV-[ ]	[Date]
$[ ]	PPN: 031100 N#3

For Value Received, the undersigned, AMETEK, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [                        ], or registered assigns, the principal sum of [                                ] United States Dollars ($[                        ]) (or so much thereof as shall not have been prepaid) on December 13, 2027, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate from the date hereof, payable semiannually, on the 13th day of December and June in each year, commencing with the December 13 or June 13 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

“Applicable Rate” means, at any time, the rate per annum equal to the sum of (x) 4.32% per annum plus (y) the Leverage Increase Margin if applicable.

“Leverage Increase Margin” means, when calculating the Applicable Rate at any time in accordance with the terms of the definition of Applicable Rate, the per annum rate equal to (i) at all times prior to or after the Leverage Increase Period, 0.0% per annum and (ii) at all times from the time that the Leverage Increase Period commences (if ever), until such Leverage Increase Period ceases, 0.50% per annum.

“Leverage Increase Period” means (a) any Elevated Ratio Period for which the Elevated Ratio is being applied in accordance with the terms of Section 10.1 of the Note Purchase Agreement and (b) any period covering all or any part of such an Elevated Ratio Period as to which the Company fails to deliver financial statements and a compliance certificate in accordance with Section 7.1(a) or (b), or Section 7.2, of the Note Purchase Agreement.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in Dollars at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series V Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 13, 2018 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers

Exhibit 3-1

named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

AMETEK, INC.

By:
Name:
Title:

Exhibit 3-2

EXHIBIT 4

[FORM OF SERIES W NOTE]

AMETEK, INC.

SERIES W SENIOR NOTE DUE DECEMBER 13, 2025

No. RW-[ ]	[Date]
$[ ]	PPN: 031100 P*5

For Value Received, the undersigned, AMETEK, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [                        ], or registered assigns, the principal sum of [                                ] United States Dollars ($[                        ]) (or so much thereof as shall not have been prepaid) on December 13, 2025, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate from the date hereof, payable semiannually, on the 13th day of December and June in each year, commencing with the December 13 or June 13 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

“Applicable Rate” means, at any time, the rate per annum equal to the sum of (x) 4.18% per annum plus (y) the Leverage Increase Margin if applicable.

“Leverage Increase Margin” means, when calculating the Applicable Rate at any time in accordance with the terms of the definition of Applicable Rate, the per annum rate equal to (i) at all times prior to or after the Leverage Increase Period, 0.0% per annum and (ii) at all times from the time that the Leverage Increase Period commences (if ever), until such Leverage Increase Period ceases, 0.50% per annum.

“Leverage Increase Period” means (a) any Elevated Ratio Period for which the Elevated Ratio is being applied in accordance with the terms of Section 10.1 of the Note Purchase Agreement and (b) any period covering all or any part of such an Elevated Ratio Period as to which the Company fails to deliver financial statements and a compliance certificate in accordance with Section 7.1(a) or (b), or Section 7.2, of the Note Purchase Agreement.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in Dollars at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series W Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 13, 2018 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers

Exhibit 4-1

named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

AMETEK, INC.

By:
Name:
Title:

Exhibit 4-2

EXHIBIT 5

[FORM OF SERIES X NOTE]

AMETEK, INC.

SERIES X SENIOR NOTE DUE DECEMBER 13, 2027

No. RX-[ ]	[Date]
$[ ]	PPN: 031100 P@3

For Value Received, the undersigned, AMETEK, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [                        ], or registered assigns, the principal sum of [                                ] United States Dollars ($[                        ]) (or so much thereof as shall not have been prepaid) on December 13, 2027, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate from the date hereof, payable semiannually, on the 13th day of December and June in each year, commencing with the December 13 or June 13 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

“Applicable Rate” means, at any time, the rate per annum equal to the sum of (x) 4.32% per annum plus (y) the Leverage Increase Margin if applicable.

“Leverage Increase Margin” means, when calculating the Applicable Rate at any time in accordance with the terms of the definition of Applicable Rate, the per annum rate equal to (i) at all times prior to or after the Leverage Increase Period, 0.0% per annum and (ii) at all times from the time that the Leverage Increase Period commences (if ever), until such Leverage Increase Period ceases, 0.50% per annum.

“Leverage Increase Period” means (a) any Elevated Ratio Period for which the Elevated Ratio is being applied in accordance with the terms of Section 10.1 of the Note Purchase Agreement and (b) any period covering all or any part of such an Elevated Ratio Period as to which the Company fails to deliver financial statements and a compliance certificate in accordance with Section 7.1(a) or (b), or Section 7.2, of the Note Purchase Agreement.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in Dollars at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

Exhibit 4-1

This Note is one of a series of Series X Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 13, 2018 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

AMETEK, INC.

By:
Name:
Title:

Exhibit 5-2